[BOOK ONE]

                                  ANNUAL REPORT

                             [american century logo]

                                    American
                                  Century(sm)

                                December 31, 1996

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                  Equity Growth
                                 Income & Growth


                                 [front cover]


                                TABLE OF CONTENTS

Report Highlights ..................................1
Our Message to You .................................2
Period Overview ....................................3
Equity Growth
     Performance & Portfolio Information ...........4
     Management Q & A ..............................5
     Schedule of Investments .......................8
     Financial Highlights .........................26
Income & Growth
     Performance & Portfolio Information ..........12
     Management Q & A .............................13
     Schedule of Investments ......................16
     Financial Highlights .........................27
Statements of Assets and Liabilities ..............20
Statements of Operations ..........................21
Statements of Changes in Net Assets ...............22
Notes to Financial Statements .....................23
Independent Auditors' Report ......................28
IRA/403(b) Information ............................29
Background Information
     Investment Philosophy & Policies .............32
     Comparative Indices ..........................32
     Lipper Rankings ..............................32
     Portfolio Management Team ....................32
Glossary ..........................................33


   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                  American Century Investments--Family of Funds

     Benham Group         American Century Group       Twentieth Century Group

  MONEY MARKET FUNDS        ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS        BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

                               Equity Growth
                              Income & Growth


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                                REPORT HIGHLIGHTS


Period Overview

o U.S. stocks posted their sixth consecutive year of gains in 1996 as the longest bull market in the history of the NYSE continued.

o Changing investor behavior led to a divergence between the strong performance of large-capitalization stocks and the more sedate returns posted by small-capitalization stocks.

o Although the 1995 stock rally was driven by strong corporate earnings growth, the rally in 1996 was largely fueled by record cash flows into stock mutual funds and strongly influenced by increased merger and acquisition activity.

o Going forward, it is unlikely that 1997 will produce the kind of gains seen during 1995 or 1996. The direction of interest rates will likely play an important role in determining how the stock market performs in 1997.



Equity Growth

o The fund posted a 27.34% total return for 1996, strongly outpacing the returns of both its peer group average and its benchmark, the S&P 500. The fund's average annual total return since inception was also strong, outperforming the returns of both the S&P 500 and the fund's peer group average.

o Thanks largely to the quantitative model we use to help manage the fund, energy, bank and financial services stocks were overweighted, which strongly enhanced the fund's returns.

o Other significant factors contributing to the fund's impressive returns were our policy of remaining fully invested in domestic stocks and the quantitative model used to identify undervalued stocks with good earnings potential.

o Going forward, we intend to continue our current investment strategy, maintaining an overweighting in energy, bank and financial services stocks.



Income & Growth

o The fund posted a 24.15% total return for 1996, outpacing the returns of both its peer group average and its benchmark, the S&P 500.

o Thanks largely to the quantitative model we use to help manage the fund, energy and bank services stocks were overweighted, which strongly enhanced the fund's returns.

o Other significant factors contributing to the fund's impressive returns were our policy of remaining fully invested in domestic stocks and the quantitative model used to identify undervalued stocks with good earnings potential.

o Going forward, we intend to continue our current investment strategy, maintaining an overweighting in energy and bank stocks.


                                  Equity Growth

                          Total Returns:AS OF 12/31/96
                                6 Months 15.08%*
                                  1 Year 27.34%

                           Net Assets:$274.4 million
                                (AS OF 12/31/96)

                             Inception Date: 5/9/91

                              Ticker Symbol: BEQGX



                                 Income & Growth

                          Total Returns:AS OF 12/31/96
                                6 Months 13.00%*
                                  1 Year 24.15%

                           Net Assets:$717.1 million
                                (AS OF 12/31/96)

                            Inception Date: 12/17/90

                              Ticker Symbol: BIGRX


                               * Not annualized.


Many of the investment terms in this report are defined in the Glossary on page 33.


Annual Report                                            Report Highlights     1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

   1996 was an eventful year, both for the U.S. stock market and for our company. The domestic stock market (as represented by the S&P 500) rallied to all-time highs in late spring and from late summer into fall, ultimately producing gains of more than 20% for the year. However, 75% of all diversified U.S. stock funds had lower returns than the S&P 500 in 1996. We are proud to note that American Century Equity Growth and American Century Income & Growth were among the 25% that beat the S&P 500. In the following pages, our investment management team provides further details about this performance and how your fund was managed during the year.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you under the name American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Equity Growth and Income & Growth funds have moved into the American Century Group because the funds' conservative equity investment style matches key attributes of that group.

   This report incorporates a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.


Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer
American Century Companies


/s/James M. Benham
James M. Benham
Vice Chairman
American Century Companies



2 Our Message to You                                American Century Investments


                                 PERIOD OVERVIEW


Stock Market Overview

[line graph - data described below]

   U.S. stocks posted their sixth consecutive year of gains in 1996 as the longest bull market in the history of the New York Stock Exchange (NYSE) continued. Although stock returns were generally favorable overall, changing investor behavior led to a divergence between the stellar performance of large-capitalization stocks and the more sedate returns of small-capitalization stocks. This divergence is clearly demonstrated when comparing the 1996 gains of the S&P 500 against the broader Russell 2000 Index (see the chart above).

   The S&P 500--an index representing nearly 75% of the value of all NYSE stocks--posted a noteworthy 22.93% gain for the year. In contrast however, the Russell 2000 Index--a broad index of small-capitalization stocks--posted a 16.49% gain for the year to finish well behind the gains of the S&P 500.

   The bulk of the outperformance by large-capitalization stocks occurred late in the year and was brought about by several factors. One was a flight to the more liquid stocks of blue-chip companies, which were perceived as more globally competitive and therefore likely to be less impacted if U.S. economic growth embarked upon a moderating trend.

   Another factor behind the outperformance of large-capitalization stocks and also the main driver behind the stock market's impressive gains in 1996, was the record cash flows into stock mutual funds. Cash inflows remained strong throughout the year, and many funds invested this money in large- capitalization issues. The increased demand added notably to the strong performance of large-capitalization stocks.

   Only in July, when corporate earnings growth fell short of expectations and the market plunged 7% in two weeks, did cash inflows waver; by August, cash inflows had returned in full force. As a result, stock-fund inflows posted another record year in 1996, dramatically eclipsing 1995 levels and fueling the marketplace with well over $200 billion of investment capital. In addition to helping push stock prices higher, this remarkable demand also prompted a slew of stock offerings from both established and newly public companies.

   Another factor influencing the market's rise during the period was increased merger and acquisition activity. Up 27% from 1995, acquisitions, mergers and spin-offs continued at a record pace as companies attempted to satiate their thirst for growth. This activity was particularly in evidence among bank stocks, which were among the market's top performers for the second consecutive year.

[line graph data]

S&P 500 vs. RUSSELL 2000 (Growth of $1.00)

Value on 12/31/96

S&P 500
$1.23

Russell 2000
$1.17


         S&P 500              Russell 2000
Dec-95   $1                   $1
Jan-96   $1.03404             $0.99892
Feb-96   $1.04363             $1.03006
Mar-96   $1.05368             $1.05102
Apr-96   $1.06921             $1.10722
May-96   $1.09678             $1.15085
Jun-96   $1.10096             $1.1036
Jul-96   $1.05232             $1.00721
Aug-96   $1.07451             $1.06569
Sep-96   $1.13499             $1.10733
Oct-96   $1.16629             $1.09027
Nov-96   $1.25445             $1.13519
Dec-96   $1.2296              $1.16494


S&P 500                          22.93%
Russell 2000 Stock Index         16.49%

Source: Bloomberg Financial Markets


Annual Report                                              Period Overview     3



                                  EQUITY GROWTH


                                           6 MONTHS(1)     1 YEAR       3 YEARS       5 YEARS    LIFE OF FUND(2)


AVERAGE ANNUAL RETURNS (as of December 31, 1996)
Equity Growth                                15.08%        27.34%        19.57%        14.68%         16.16%
S&P 500                                      11.68%        22.93%        19.64%        15.19%         15.54%
Average Growth Fund(3)                        8.22%        19.23%        15.16%        13.03%         13.86%
Fund's Ranking Among Growth Funds(3)           --       54 out of 672 45 out of 430 78 out of 255  55 out of 232


(1)  Not annualized.
(2)  Inception date was May 9, 1991.
(3)  According to Lipper Analytical Services.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

$10,000
investment
made 5/9/91

Value on 12/31/96

Equity Growth
$23,302

S&P 500
$22,603
             Equity Growth             S&P 500

5/9/91         $10,000                 $10,000
6/30/91         $9,640                  $9,769
9/30/91        $10,379                 $10,291
12/31/91       $11,748                 $11,147
3/31/92        $11,129                 $10,867
6/30/92        $10,923                 $11,074
9/30/92        $11,291                 $11,423
12/31/92       $12,233                 $11,995
3/31/93        $12,774                 $12,518
6/30/93        $12,999                 $12,577
9/30/93        $13,698                 $12,901
12/31/93       $13,630                 $13,199
3/31/94        $12,997                 $12,703
6/30/94        $13,178                 $12,757
9/30/94        $13,680                 $13,380
12/31/94       $13,599                 $13,378
3/31/95        $14,866                 $14,677
6/30/95        $16,299                 $16,073
9/30/95        $17,322                 $17,347
12/31/95       $18,299                 $18,388
3/31/96        $19,448                 $19,374
6/30/96        $20,248                 $20,239
9/30/96        $21,170                 $20,861
12/31/96       $23,302                 $22,603


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


 PORTFOLIO AT A GLANCE
                           12/31/96   12/31/95
Number of Companies           151        156
Dividend Yield               1.92%      2.39%
Price/Earnings Ratio         16.1       15.4
Portfolio Turnover           131%       126%
Expense Ratio                0.63%      0.71%


4     Equity Growth                                 American Century Investments


                                  EQUITY GROWTH



Management Q & A

   An interview with Dong Zhang, portfolio manager.



How did the Fund perform in 1996?


   For the year, the fund posted a total return of 27.34%, strongly outperforming the 22.93% return of the S&P 500, the fund's benchmark. The fund's return also dramatically outpaced the 19.23% average return of the 672 "Growth Funds" tracked by Lipper Analytical Services. The fund's average annual total return since inception was also strong, outperforming the returns of both the S&P 500 and the fund's peer group average. (See the Average Annual Returns table on the preceding page for other fund performance comparisons.)




What was the main reason the fund outperformed both its benchmark and its peer group average?


   Thanks largely to the quantitative model we use to help manage the fund, energy, bank and financial services stocks were overweighted, which strongly enhanced the fund's returns. These industries were three of the best-performing sectors for 1996 and represented over 22% of the fund's holdings.



What caused energy stocks to perform so well?


   Crude oil prices soared to a five-year high in 1996 due to a combination of Middle East tensions, colder weather and increased demand from developing nations. As a result, the fund's large holdings of companies such as Atlantic Richfield, Texaco and


[bar graph - data below]

   EQUITY GROWTH FISCAL YEAR-BY-YEAR RETURNS (Periods ended December 31)

      Equity Growth        S&P 500

'91*     17.48%             11.47%
'92       4.13%              7.61%
'93      11.42%             10.03%
'94      -0.22%              1.36%
'95      34.56%             37.44%
'96      27.34%             22.93%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 32 for a description of the index.

* Return from the fund's 5/9/91 inception date to 12/31/91.


Annual Report                                                Equity Growth     5


                                  EQUITY GROWTH

Chevron performed very well. Although some of these companies were unable to reap the full benefit of rising crude oil prices because of intense competition, their double-digit gains still enhanced the fund's return.




What about bank and financial services stocks?


   Coming on the heels of a tremendous 57% gain in 1995, bank stocks posted an impressive 45% gain in 1996. Strong earnings momentum from their business lending operations, a healthy U.S. economy and a trend toward industry consolidation were the dominant reasons behind bank shares' strong performance. With the exception of industry consolidation, these same factors were also responsible for the 33% returns among diversified financial services companies. The gains of these two industries were particularly impressive given that interest rates were on the rise during much of 1996-these sectors typically perform better when interest rates are falling.




Were there any particular bank stocks held by the fund that demonstrated this type of remarkable performance?


   An excellent example would be the merged Chase and Chemical Banking Corp., which posted a combined gain of 52% in 1996. Another example would be NationsBank, which bought Boatman's Bancshares in August to create the nation's fourth-largest bank. NationsBank posted a 44% gain for the period.

   Although  they  did  not  directly   benefit  from  industry   consolidation,
BankAmerica   Corp.   and  Citicorp   posted  notable  gains  of  54%  and  53%,
respectively.




Were there any other significant factors that helped the fund achieve such a strong return in 1996?


   We believe our policy of remaining fully invested in U.S. stocks helped increase the fund's return. When stocks have big years like they did in 1995 and 1996, it pays to be fully invested in the market at all times. However, many growth funds held cash in their portfolios at some point during the year. As a result, they were unable to take full advantage of the market's rise. This also helps explain why the S&P 500 outperformed 75% of all diversified domestic stock funds in 1996.

   Another key reason behind the fund's strong performance was the quantitative model we use to identify undervalued stocks with good earnings potential.



 TOP TEN HOLDINGS             % of fund investments
                                 As of      As of
                               12/31/96    6/30/96
du Pont (E.I.) de Nemours & Co.   3.0%       --
Atlantic Richfield Co.            2.7%       --
Texaco Inc.                       2.2%       --
BankAmerica Corp.                 2.2%      2.3%
General Re Corp.                  2.1%      1.2%
SBC Communications Inc.           1.8%      0.9%
Travelers Group, Inc.             1.8%      1.6%
Amgen Inc.                        1.7%       --
General Electric Co.              1.6%      2.0%
CIGNA Corp.                       1.5%       --


 TOP FIVE INDUSTRIES         % of fund investments
                                As of      As of
                              12/31/96    6/30/96
Energy (Production & Marketing)  8.9%       9.6%
Financial Services               6.9%       5.8%
Banking                          6.7%       9.5%
Insurance                        6.3%       6.3%
Chemicals & Resins               6.0%       2.9%

6     Equity Growth                                 American Century Investments



                                  EQUITY GROWTH




Can you provide some specific examples of stocks that were chosen based upon the findings of the model?


   In July, when the market experienced a brief sell-off, we bought some shares of JBIL Circuit Co., a disk drive manufacturing company. We purchased the stock at $20.50 a share right after the company reported strong third-quarter results. It subsequently reported even stronger fourth-quarter earnings and the share price rose to as high as $49. We also purchased shares of IBM Corporation early in the year and were obviously pleased by the stock's 60% return.




Looking ahead, what is your outlook for U.S. stocks in 1997?


   Unfortunately, it is unlikely that 1997 will produce the kind of gains seen during 1995 or 1996. Going forward, the direction of interest rates will certainly play a central role in determining how the stock market shapes up in 1997. Although rising interest rates had a relatively minor impact on the market during 1996, higher interest rates could significantly hamper stocks in the year ahead if corporate earnings growth continues to slow. Another unresolved issue is whether the record cash flows into stock mutual funds--which added nearly $350 billion of investment capital during 1995 and 1996--are sustainable.

   On a positive note, American corporations continue improving from a global perspective. By investing in new technology and resources, American companies have enhanced their ability to better compete in what is fast becoming a world marketplace. Other factors working in favor of domestic stocks include moderate U.S. economic growth and relatively benign levels of inflation, both of which improve the outlook for corporate earnings down the road.




With this outlook in mind, how will you position the fund going forward?


   Following our current investment strategy, we will continue to focus on companies with positive earnings momentum that appear to be undervalued while remaining fully invested in stocks. We will likely maintain our current overweighting in banking and financial services stocks in the near future because of their attractive values and strong earnings performance. We will also continue to favor energy stocks, which still benefit from many of the same factors that led to their strong performance in 1996. In addition, we may look to increase our holdings of technology stocks, which we believe should benefit from increased demand from developing nations and from corporations that are upgrading their personal computers.


Annual Report                                                Equity Growth     7


                             SCHEDULE OF INVESTMENTS
                                  EQUITY GROWTH

DECEMBER 31, 1996

Shares                                        Value
--------------------------------------------------------------------------------


 COMMON STOCKS

AEROSPACE & DEFENSE--2.9%
     35,000 Boeing Co.                   $  3,723,125
     17,100 General Dynamics Corp.          1,205,550
     55,000 Litton Industries, Inc.(1)      2,619,375
      9,800 United Technologies Corp.         646,800
                                            ---------
                                            8,194,850
                                            ---------

AIRLINES--1.0%
     15,000 AMR Corp.(1)                    1,321,875
     15,000 British Airways Plc ADR         1,541,250
                                            ---------
                                            2,863,125
                                            ---------
AUTOMOBILES & AUTO PARTS--2.2%
     87,000 Chrysler Corp.                  2,871,000
     47,600 Ford Motor Co.                  1,517,250
     25,000 GenCorp Inc.                      453,125
     20,800 Honda Motor Co., Ltd. ADR       1,177,800
                                            ---------
                                            6,019,175
                                            ---------
BANKING--6.7%
     13,000 AmSouth Bancorporation            628,875
     60,900 BankAmerica Corp.               6,074,775
     38,800 Chase Manhattan Corp.           3,462,900
     30,300 First Union Corp.               2,242,200
     30,000 Morgan (J.P.) & Co. Inc.        2,928,750
     33,200 NationsBank Corp.               3,245,300
                                            ---------
                                           18,582,800
                                           ----------
BIOTECHNOLOGY--2.4%
     88,200 Amgen Inc.(1)                   4,801,387
     80,000 Genzyme Corp.(1)                1,745,000
                                            ---------
                                            6,546,387
                                            ---------
BROADCASTING & MEDIA--1.0%
     77,600 King World Productions, Inc.(1) 2,861,500
                                            ---------
BUILDING & HOME IMPROVEMENTS--0.9%
     23,500 Centex Corp.                      884,188
     20,100 Jacobs Engineering Group Inc.(1)  474,862
     11,900 Medusa Corp.                      409,063
     16,400 Republic Group, Inc.              256,250
     40,000 Schuller Corporation              425,000
      8,800 Webb (Del) Corp.                  144,100
                                            ---------
                                            2,593,463
                                            ---------

Shares                                       Value
--------------------------------------------------------------------------------

BUSINESS SERVICES & SUPPLIES--0.3%
     25,000 Manpower Inc.               $     812,500
                                            ---------
CHEMICALS & RESINS--6.0%
     39,700 Dow Chemical Co.                3,111,487
     90,000 du Pont (E.I.) de Nemours
              & Co.(2)                      8,493,750
     47,000 Morton International, Inc.      1,915,250
     27,000 Raychem Corp.                   2,163,375
     39,000 Schulman (A.), Inc.               960,375
                                            ---------
                                           16,644,237
                                           ----------
COMMUNICATIONS EQUIPMENT--0.7%
     40,000 Checkpoint Systems, Inc.(1)       990,000
     20,741 Lucent Technologies, Inc.         959,271
                                            ---------
                                            1,949,271
                                            ---------
COMMUNICATIONS SERVICES--5.9%
     94,000 AT&T Corp.                      3,924,500
     32,600 Bell Atlantic Corp.             2,110,850
     50,000 BellSouth Corp.                 2,018,750
     30,000 British Telecommunications plc  2,058,750
     98,200 SBC Communications Inc.         5,081,850
     18,600 Sprint Corp.                      741,675
     67,100 U.S. Long Distance Corp.(1)       545,188
                                            ---------
                                           16,481,563
                                           ----------
COMPUTER PERIPHERALS--0.9%
     25,000 BancTec, Inc.(1)                  515,625
     10,000 Cisco Systems Inc.(1)             636,875
     80,000 HMT Technology Corp.(1)         1,210,000
                                            ---------
                                            2,362,500
                                            ---------
COMPUTER SOFTWARE & SERVICES--2.3%
     50,000 Ceridian Corp.(1)               2,025,000
     32,500 Computer Associates
               International, Inc.          1,616,875
     10,000 Health Management Systems,
               Inc.(1)                        138,125
     30,000 Medic Computer Systems, Inc.(1) 1,209,375
     30,000 Sterling Software, Inc.(1)        948,750
     40,000 Trusted Information Systems,
               Inc.(1)                        435,000
                                            ---------
                                            6,373,125
                                            ---------
COMPUTER SYSTEMS--4.5%
     46,600 Compaq Computer Corp.(1)        3,460,050
     10,000 Gateway 2000, Inc.(1)             535,625
     85,000 Hewlett-Packard Co.             4,271,250
     28,100 International Business
               Machines Corp.               4,243,100
                                            ---------
                                           12,510,025
                                           ----------

See Notes to Financial Statements

8     Equity Growth                                 American Century Investments



                             SCHEDULE OF INVESTMENTS
                                  EQUITY GROWTH

DECEMBER 31, 1996

Shares                                       Value
--------------------------------------------------------------------------------

CONSTRUCTION--0.3%
     25,000 Foster Wheeler Corp.        $     928,125
                                            ---------
CONTROL & MEASUREMENT--1.0%
     23,500 Bio-Rad Laboratories, Inc.(1)     705,000
     50,000 Coherent, Inc.(1)               2,137,500
                                            ---------
                                            2,842,500
                                            ---------
ELECTRICAL & ELECTRONIC
COMPONENTS--4.9%
     70,000 Chips & Technologies, Inc.(1)   1,268,750
      4,100 Fluke Corp.                       182,962
     45,300 General Electric Co.(2)         4,479,037
     20,000 Intel Corp.                     2,618,750
     15,000 Johnson Controls, Inc.          1,243,125
     36,000 Park Electrochemical Corp.        819,000
     50,000 SCI Systems, Inc.(1)            2,237,500
     17,600 Wyle Electronics                  695,200
                                            ---------
                                           13,544,324
                                           ----------
ENERGY (PRODUCTION & MARKETING)--8.9%
     57,700 Atlantic Richfield Co.          7,645,250
     60,000 Chevron Corp.                   3,900,000
     20,000 Columbia Gas System, Inc. (The) 1,272,500
     10,900 Eastern Enterprises               385,588
     10,000 Exxon Corp.                       980,000
     37,000 Occidental Petroleum Corp.        864,875
     24,000 Phillips Petroleum Co.          1,062,000
      9,000 Royal Dutch Petroleum Co.       1,536,750
     63,000 Texaco Inc.                     6,181,875
     42,800 Union Texas Petroleum
               Holdings, Inc.                 957,650
                                            ---------
                                           24,786,488
                                           ----------

FINANCIAL SERVICES--6.9%
     13,000 American Express Co.              734,500
     48,845 Bear Stearns Companies Inc.     1,361,554
     80,000 Federal National
               Mortgage Association         2,980,000
     40,000 Lehman Brothers Holdings, Inc.  1,255,000
     13,200 Merrill Lynch & Co., Inc.       1,075,800
     39,200 Morgan Stanley Group, Inc.      2,239,300
     35,400 Paine Webber Group, Inc.          995,625
     40,200 Salomon, Inc.                   1,894,425


Shares                                       Value
--------------------------------------------------------------------------------

     18,200 Student Loan Marketing
               Association               $  1,694,875
    111,933 Travelers Group, Inc.           5,078,960
                                            ---------
                                           19,310,039
                                           ----------
FOOD & BEVERAGE--2.1%
    184,000 Archer-Daniels-Midland Co.      4,048,000
     50,000 Sara Lee Corp.                  1,862,500
                                            ---------
                                            5,910,500
                                            ---------
FURNITURE & FURNISHINGS--0.2%
     11,800 La-Z-Boy Chair Co.                348,100
      4,800 Miller (Herman), Inc.             270,900
                                            ---------
                                              619,000
                                            ---------
HEALTHCARE--0.4%
     15,000 Humana, Inc.(1)                   286,875
     40,000 RoTech Medical Corp.(1)           835,000
                                            ---------
                                            1,121,875
                                            ---------
INDUSTRIAL EQUIPMENT & MACHINERY--4.9%
     20,000 Case Equipment Corp.            1,090,000
     40,000 Caterpillar Inc.                3,010,000
     68,700 Dover Corp.                     3,452,175
     30,000 Dresser Industries, Inc.          930,000
     45,300 Global Industrial Technologies,
                Inc.(1)                     1,002,263
     14,900 Harsco Corp.                    1,020,650
     65,000 Ingersoll-Rand Co.              2,892,500
     11,400 Measurex Corp.                    273,600
                                            ---------
                                           13,671,188
                                           ----------
INSURANCE--6.3%
     20,000 American International Group,
               Inc.                         2,165,000
     32,000 CIGNA Corp.                     4,372,000
      6,300 CNA Financial Corp.(1)            674,100
     13,000 Equitable of Iowa Companies       320,125
      8,400 Fremont General Corp.             260,400
     37,500 General Re Corp.                5,915,625
     12,800 Loews Corp.                     1,206,400
     77,600 Old Republic International Corp.2,075,800
      8,900 ReliaStar Financial Corp.         513,975
                                            ---------
                                           17,503,425
                                           ----------

See Notes to Financial Statements


Annual Report                                                Equity Growth     9


                             SCHEDULE OF INVESTMENTS
                                  EQUITY GROWTH

DECEMBER 31, 1996

Shares                                       Value
--------------------------------------------------------------------------------

LEISURE--1.3%
     30,000 Callaway Golf Co.           $     862,500
     22,000 Eastman Kodak Co.               1,765,500
     20,000 Film Roman, Inc.(1)               148,750
     30,000 Hilton Hotels Corp.               783,750
                                            ---------
                                            3,560,500
                                            ---------
MEDICAL EQUIPMENT & SUPPLIES--4.9%
     20,000 Advanced Technology
               Laboratories, Inc.(1)          612,500
    100,000 Becton, Dickinson & Co.         4,337,500
    103,000 Hillenbrand Industries, Inc.    3,733,750
     30,000 Hologic, Inc.(1)                  742,500
     40,000 Physician Sales & Service,
               Inc.(1)                        585,000
     60,000 Thermo Electron Corp.(1)        2,475,000
     23,500 Thermo Instrument Systems Inc.(1) 778,438
     12,000 US Surgical Corp.                 472,500
                                            ---------
                                           13,737,188
                                           ----------
METALS & MINING--0.5%
     15,900 Vulcan Materials Co.              967,912
     20,000 Zeigler Coal Hldg. Co.            427,500
                                            ---------
                                            1,395,412
                                            ---------
PAPER & FOREST PRODUCTS--1.1%
     40,000 Avery Denison Corp.             1,415,000
     50,000 Crane Co.                       1,450,000
     15,000 Glatfelter (P.H.) Co.             270,000
                                            ---------
                                            3,135,000
                                            ---------
PHARMACEUTICALS--3.8%
     23,000 Bristol-Myers Squibb Co.        2,501,250
     81,600 Johnson & Johnson               4,059,600
     41,800 Merck & Co., Inc.               3,312,650
     10,500 Pfizer, Inc.                      870,187
                                            ---------
                                           10,743,687
                                           ----------
PRINTING & PUBLISHING--1.5%
     16,200 Bowne & Co., Inc.                 398,925
     21,400 Media General, Inc. Cl A          647,350
    155,700 Moore Corporation Ltd.          3,172,388
                                            ---------
                                            4,218,663
                                            ---------


Shares                                       Value
--------------------------------------------------------------------------------

REAL ESTATE--0.3%
     54,500 Gemstar International
               Group Limited(1)       $       946,938
                                            ---------
RETAIL (APPAREL)--0.6%
     55,900 Gap, Inc.                       1,683,988
                                            ---------
RETAIL (GENERAL MERCHANDISE)--1.2%
     21,900 Dayton Hudson Corp.               859,575
     55,600 Sears, Roebuck & Co.            2,564,550
                                            ---------
                                            3,424,125
                                            ---------
STEEL--0.3%
     30,000 USX-Marathon Group                716,250
                                            ---------
TEXTILES&APPAREL--0.4%
     20,000 NIKE, Inc.                      1,195,000
                                            ---------
TOBACCO--1.2%
     30,000 Philip Morris Companies Inc.    3,378,750
                                            ---------
TRANSPORTATION--0.5%
     30,000 CSX Corp.                       1,267,500
                                            ---------
UTILITIES (ELECTRIC)--1.6%
     37,500 DQE, Inc.                       1,087,500
     35,000 Enova Corporation                 796,250
     54,400 Entergy Corp.                   1,509,600
     50,000 Pennsylvania Power & Light Co.  1,150,000
                                            ---------
                                            4,543,350
                                            ---------
UTILITIES (NATURAL GAS)--0.6%
      8,000 Indiana Energy Inc.               195,000
     42,000 Pacific Enterprises             1,275,750
      8,000 Wicor, Inc.                       287,000
                                            ---------
                                            1,757,750
                                            ---------
MISCELLANEOUS--0.9%
     20,000 Hughes Supply, Inc.               862,500
     20,000 National Education Corp.(1)       305,000
     17,100 Ruddick Corp.                     239,400
     30,000 Stanley Works                     810,000
      5,000 Technitrol, Inc.                  191,875
                                            ---------
                                            2,408,775
                                            ---------
TOTAL COMMON STOCKS--94.3%                263,144,861
S   (Cost $229,651,635)                   -----------


See Notes to Financial Statements


10    Equity Growth                                 American Century Investments


                             SCHEDULE OF INVESTMENTS
                                  EQUITY GROWTH

DECEMBER 31, 1996

Principal Amount                             Value
--------------------------------------------------------------------------------


 TEMPORARY CASH INVESTMENTS(3)
   $950,000 par value FHLB Discount
      Note, 5.51%, 1-8-97             $       948,969
   1,300,000 par value FHLMC Discount
      Note, 5.56%, 1-2-97                   1,299,794
   Repurchase Agreement, Morgan Stanley
      & Co. Inc., (U.S. Treasury
      obligations), in a joint trading
      account at 6.25%, dated
      12-31-96, due 1-2-97 (Delivery
      value $13,804,792)                   13,800,000
                                           ----------

TOTAL TEMPORARY CASH
INVESTMENTS--5.7%                          16,048,763
   (Cost $16,048,763)                      ----------


TOTAL INVESTMENT SECURITIES--100.0%       $279,193,624
   (Cost $245,700,398)                    ============



 FUTURES CONTRACTS

              Expiration    Underlying Face  Unrealized
   Purchased      Date      Amount at Value   (Loss)
--------------------------------------------------------
  23 S&P 500     March
    Futures       1997        $8,561,750    $(50,255)
                              ==========    =========


Notes to Schedule of Investments
ADR = American Depositary Receipt
FHLB = Federal Home Loan Banks
FHLMC = Federal Home Loan Mortgage Corporation
(1)  Non-income producing
(2) Denotes securities which have been partially or totally segregated at the custodian bank for futures contracts.
(3) The rates for U.S. Government Agency discount notes are the yield to maturity at December 31, 1996.



Annual Report                                                Equity Growth    11


                                 INCOME & GROWTH


                                           6 MONTHS(1)     1 YEAR        3 YEARS        5 YEARS    LIFE OF FUND(2)


AVERAGE ANNUAL RETURNS (as of December 31, 1996)
Income & Growth                              13.00%        24.15%         19.11%         15.20%         18.99%
S&P 500                                      11.68%        22.93%         19.64%         15.19%         17.89%
Average Growth & Income Fund(3)              10.58%        20.77%         16.13%         13.84%         16.19%(4)
Fund's Ranking Among Growth & Income Funds(3)  --      107 out of 523  40 out of 330  60 out of 212  23 out of 177

(1)  Not annualized.
(2)  The fund's inception date was December 17, 1990.
(3)  According to Lipper Analytical Services.
(4)  For the period from 12/20/90 (the date nearest the fund's inception for which data are available) to 12/31/96.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph data]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 12/31/96

Income &
Growth
$28,575

S&P 500
$27,022

         Income & Growth      S&P 500

12/17/90   $10,000            $10,000
3/31/91    $11,820            $11,704
6/30/91    $11,784            $11,679
9/30/91    $12,689            $12,303
12/31/91   $14,084            $13,326
3/31/92    $13,598            $12,991
6/30/92    $13,603            $13,239
9/30/92    $13,999            $13,656
12/31/92   $15,192            $14,340
3/31/93    $15,933            $14,964
6/30/93    $16,298            $15,035
9/30/93    $16,983            $15,422
12/31/93   $16,911            $15,779
3/31/94    $16,150            $15,186
6/30/94    $16,234            $15,251
9/30/94    $16,853            $15,996
12/31/94   $16,817            $15,993
3/31/95    $18,288            $17,564
6/30/95    $20,013            $19,215
9/30/95    $21,676            $20,737
12/31/95   $23,017            $21,982
3/31/96    $24,304            $23,161
6/30/96    $25,287            $24,196
9/30/96    $26,149            $24,939
12/31/96   $28,575            $27,022


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.



PORTFOLIO AT A GLANCE

                           12/31/96   12/31/95
Number of Companies           193        239
Dividend Yield               2.55%      2.95%
Price/Earnings Ratio         15.7       15.4
Portfolio Turnover            92%        70%
Expense Ratio                0.62%      0.67%


12    Income & Growth                               American Century Investments


                                 INCOME & GROWTH


Management Q & A

   An interview with Steve Colton, vice president and senior portfolio manager.




How did the Fund perform in 1996?


   The fund outperformed both the S&P 500 and the average growth & income fund. For the year, the fund posted a total return of 24.15%, compared with the 22.93% return of the S&P 500, the fund's benchmark. The fund's return also nicely outpaced the 20.77% average return of the 523 "Growth & Income Funds" tracked by Lipper Analytical Services. (See the Average Annual Returns table on the preceding page for other fund performance comparisons.)




What was the main reason the fund outperformed both its benchmark and its peer group average?


   Thanks largely to the quantitative model we use to help manage the fund, energy and bank services stocks were overweighted, which strongly enhanced the fund's returns. These industries were two of the best-performing sectors for 1996 and represented nearly 18% of the fund's holdings.




What caused energy stocks to perform so well?

   Crude oil prices soared to a five-year high in 1996 due to a combination of Middle East tensions, colder weather and increased demand from developing

[bar graph data]

INCOME & GROWTH FISCAL YEAR-BY-YEAR RETURNS (Periods ended December 31)

         Income & Growth      S&P 500

'90*      1.29%                2.25%
'91      39.08%               30.33%
'92       7.86%                7.61%
'93      11.31%               10.03%
'94      -0.55%                1.36%
'95      36.88%               37.44%
'96      24.15%               22.93%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 32 for a description of the index.

*  Return  from  12/17/90 inception date to 12/31/90.


Annual Report                                              Income & Growth    13


                                 INCOME & GROWTH


nations. As a result, the fund's large holdings of companies such as Atlantic Richfield, Texaco and Chevron performed very well. Although some of these companies were unable to reap the full benefit of rising crude oil prices because of intense competition, their double-digit gains still enhanced the fund's return.




What about bank stocks?


   Coming on the heels of a tremendous 57% gain in 1995, bank stocks posted an impressive 45% gain in 1996. Strong earnings momentum from their business lending operations, a healthy U.S. economy and a trend toward industry consolidation were the dominating reasons behind their strong performance. The gains were particularly impressive given that interest rates were on the rise during much of 1996--this sector typically performs better when interest rates are falling.




Were there any particular bank stocks held by the fund that demonstrated this type of remarkable performance?


   An excellent example would be the merged Chase and Chemical Banking Corp., which posted a combined gain of 52% in 1996. Another example would be NationsBank, which bought Boatman's Bancshares in August to create the nation's fourth largest bank. NationsBank posted an impressive 44% gain for the period.

   Although  they  did  not  directly   benefit  from  industry   consolidation,
BankAmerica   Corp.   and  Citicorp   posted  notable  gains  of  54%  and  53%,
respectively.




Were there any other significant factors that helped the fund achieve such a strong return in 1996?


   We believe our policy of remaining fully invested in U.S. stocks helped increase the fund's return. When stocks have big years like they did in 1995 and 1996, it pays to be fully invested in the market at all times. However, many growth & income funds held cash in their portfolios at some point during the year. As a result, they were unable to take full advantage of the market's rise. This also helps explain why the S&P 500 outperformed 75% of all diversified domestic stock funds in 1996.

   Another key reason behind the fund's strong performance was the quantitative model we use to identify undervalued stocks with good earnings potential.


 TOP TEN HOLDINGS               % of fund investments
                                   As of      As of
                                 12/31/96    6/30/96
Atlantic Richfield Co.             3.1%       0.7%
du Pont (E.I.) de Nemours & Co.    3.0%       0.5%
Bristol-Myers Squibb Co.           2.4%       3.7%
General Electric Co.               2.1%       2.5%
Philip Morris Companies Inc.       2.0%       2.7%
SBC Communications Inc.            1.6%       0.6%
Intel Corp.                        1.6%       0.5%
Texaco Inc.                        1.6%       0.3%
BankAmerica Corp.                  1.5%       1.5%
Dow Chemical Co.                   1.5%       1.3%


 TOP FIVE INDUSTRIES           % of fund investments
                                  As of      As of
                                12/31/96    6/30/96
Energy (Production & Marketing)    9.9%      11.3%
Banking                            7.7%       7.7%
Communications Services            7.4%        --
Chemicals & Resins                 7.3%       4.9%
Pharmaceuticals                    6.5%       8.7%


14    Income & Growth                               American Century Investments


                                 INCOME & GROWTH


Looking ahead, what is your outlook for U.S. stocks in 1997?


   Unfortunately, it is unlikely that 1997 will produce the kind of gains seen during 1995 or 1996. Going forward, the direction of interest rates will certainly play a central role in determining how the stock market shapes up in 1997. Although rising interest rates had a relatively minor impact on the market during 1996, higher interest rates could significantly hamper stocks in the year ahead if corporate earnings growth continues to slow. Another unresolved issue is whether the record cash flows into stock mutual funds--which added nearly $350 billion of investment capital during 1995 and 1996--are sustainable.

   On a positive note, American corporations continue improving from a global perspective. By investing in new technology and resources, American companies have enhanced their ability to better compete in what is fast becoming a world marketplace. Other factors working in the favor of domestic stocks include moderate U.S. economic growth and relatively benign levels of inflation, both of which improve the outlook for corporate earnings down the road.




With this outlook in mind, how will you position the fund going forward?


   Following our current investment strategy, we will continue to focus on companies with positive earnings momentum that appear to be undervalued while remaining fully invested in stocks. We will likely maintain our current overweighting in banking stocks in the near future because of their attractive values and strong earnings performance. We will also continue to favor energy stocks, which still benefit from many of the same factors that led to their strong performance in 1996. In addition, we may look to increase our holdings of technology stocks, which we believe should benefit from increased demand from developing nations and from corporations that are upgrading their personal computers.


Annual Report                                              Income & Growth    15



                             SCHEDULE OF INVESTMENTS
                                 INCOME & GROWTH

DECEMBER 31, 1996

Shares                                       Value
--------------------------------------------------------------------------------


COMMON STOCKS

AEROSPACE & DEFENSE--1.7%
     43,000 Boeing Co.                   $  4,574,125
     77,800 Litton Industries, Inc.(1)      3,705,225
     64,000 United Technologies Corp.       4,224,000
                                          -----------
                                           12,503,350
                                          -----------
AIRLINES--0.3%
     18,300 AMR Corp.(1)                    1,612,688
      5,600 British Airways Plc ADR           575,400
                                          -----------
                                            2,188,088
                                          -----------
AUTOMOBILES & AUTO PARTS--2.5%
    190,400 Chrysler Corp.                  6,283,200
    190,300 Ford Motor Co.                  6,065,813
     89,700 General Motors Corp.            5,000,775
     37,500 Simpson Industries, Inc.          412,500
     10,000 TRW Inc.                          495,000
                                          -----------
                                           18,257,288
                                          -----------
BANKING--7.7%
     27,500 AmSouth Bancorporation          1,330,312
    106,300 BankAmerica Corp.              10,603,425
    109,800 Bankers Trust New York Corp.    9,470,250
     24,900 Barnett Banks, Inc.             1,024,012
    102,888 Chase Manhattan Corp.           9,182,754
     24,900 City National Corp.               538,462
     33,200 Comerica, Inc.                  1,738,850
     55,500 First Union Corp.               4,107,000
     33,100 Mellon Bank Corp.               2,350,100
     87,400 Morgan (J.P.) & Co. Inc.        8,532,425
     59,300 NationsBank Corp.               5,796,575
     21,300 PNC Bank Corp.                    801,412
                                          -----------
                                           55,475,577
                                          -----------
BIOTECHNOLOGY--1.2%
     97,600 Amgen Inc.(1)                   5,313,100
     40,000 Genetics Institute, Inc.(1)     3,395,000
                                          -----------
                                            8,708,100
                                          -----------
BROADCASTING & MEDIA--0.9%
    100,000 Evergreen Media Corp.(1)        2,487,500
    108,200 King World Productions, Inc.(1) 3,989,875
                                          -----------
                                            6,477,375
                                          -----------


Shares                                       Value
--------------------------------------------------------------------------------

BUILDING & HOME IMPROVEMENTS--0.4%
      8,200 Ameron, Inc.                $     423,325
     20,000 Medusa Corp.                      687,500
    118,300 Schuller Corporation            1,256,938
     50,000 Webb (Del) Corp.                  818,750
                                          -----------
                                            3,186.513
                                          -----------
BUSINESS SERVICES & SUPPLIES--0.7%
     25,000 Interpublic Group of Companies,
               Inc.                         1,187,500
     35,200 Manpower Inc.                   1,144,000
     54,600 Ogden Corp.                     1,023,750
    101,200 Olsten Corp.                    1,530,650
                                          -----------
                                            4,885,900
                                          -----------
CHEMICALS & RESINS--7.3%
     12,000 Chemed Corp.                      438,000
     48,700 Dexter Corp.                    1,552,313
    135,100 Dow Chemical Co.               10,588,462
    231,500 du Pont (E.I.) de Nemours
               & Co.                       21,847,813
    183,200 Ethyl Corp.                     1,763,300
     54,800 Goodrich (B.F.) Company         2,219,400
     76,400 Millennium Chemicals Inc.(1)    1,356,100
     98,500 Morton International, Inc.      4,013,875
     90,000 Raychem Corp.                   7,211,250
     68,400 Schulman (A.), Inc.             1,684,350
                                          -----------
                                           52,674,863
                                          -----------
COMMUNICATIONS EQUIPMENT--0.5%
     45,500 Checkpoint Systems, Inc.(1)     1,126,125
     43,751 Lucent Technologies, Inc.       2,023,485
     10,000 U.S. Robotics Corp.(1)            720,625
                                          -----------
                                            3,870,235
                                          -----------
COMMUNICATIONS SERVICES--7.4%
    229,700 AT&T Corp.                      9,589,975
    146,800 Ameritech Corp.                 8,899,750
    128,200 Bell Atlantic Corp.             8,300,950
    135,000 BellSouth Corp.                 5,450,625
     25,100 GTE Corp.                       1,142,050
     84,000 MCI Communications Corp.        2,745,750
     35,100 NYNEX Corp.                     1,689,187
    228,700 SBC Communications Inc.(2)     11,835,225
     57,300 Sprint Corp.                    2,284,837
     37,100 Tele Danmark A/S ADR            1,010,975
                                          -----------
                                           52,949,324
                                          -----------

See Notes to Financial Statements


16    Income & Growth                               American Century Investments


                             SCHEDULE OF INVESTMENTS
                                 INCOME & GROWTH

DECEMBER 31, 1996

Shares                                       Value
--------------------------------------------------------------------------------

COMPUTER PERIPHERALS--0.5%
     59,700 Cisco Systems Inc.(1)        $  3,802,144
                                          -----------
COMPUTER SOFTWARE & SERVICES--2.0%
    105,000 Ceridian Corp.(1)               4,252,500
     89,600 Computer Associates
               International, Inc.          4,457,600
     50,000 Health Management Systems, Inc.(1)690,625
     20,000 Medic Computer Systems, Inc.(1)   806,250
     20,000 Microsoft Corp.(1)              1,653,750
     70,000 Sterling Software, Inc.(1)      2,213,750
                                          -----------
                                           14,074,475
                                          -----------
COMPUTER SYSTEMS--3.6%
     93,600 Compaq Computer Corp.(1)        6,949,800
     30,000 Gateway 2000, Inc.(1)           1,606,875
    154,500 Hewlett-Packard Co.             7,763,625
     51,900 International Business
               Machines Corp.               7,836,900
     72,400 Sun Microsystems, Inc.(1)       1,859,775
                                          -----------
                                           26,016,975
                                          -----------
CONSTRUCTION--0.3%
     54,000 Foster Wheeler Corp.            2,004,750
                                          -----------
CONSUMER PRODUCTS--0.7%
     38,100 Brown Group, Inc.                 700,088
     57,800 Kellwood Co.                    1,156,000
     31,300 Maytag Corp.                      618,175
     31,700 VF Corp.                        2,139,750
                                          -----------
                                            4,614,013
                                          -----------
CONTROL & MEASUREMENT--0.8%
     27,300 Bio-Rad Laboratories, Inc.(1)     819,000
    108,900 Coherent, Inc.(1)               4,655,475
                                          -----------
                                            5,474,475
                                          -----------
DIVERSIFIED COMPANIES--0.3%
     80,700 Duriron Co, Inc.                2,178,900
                                          -----------
ELECTRICAL & ELECTRONIC
COMPONENTS--5.8%
     40,000 Atmel Corp.(1)                  1,330,000
     13,000 Esterline Technologies Inc.(1)    339,625
     39,700 Fluke Corp.                     1,771,612


Shares                                       Value
--------------------------------------------------------------------------------

    152,500 General Electric Co.(2)       $15,078,437
     88,200 Intel Corp.                    11,548,687
     83,500 Johnson Controls, Inc.          6,920,062
    107,900 SCI Systems, Inc.(1)            4,828,525
                                          -----------
                                           41,816,948
                                          -----------
ENERGY (PRODUCTION & MARKETING)--9.9%
    170,200 Atlantic Richfield Co.         22,551,500
    123,200 Chevron Corp.                   8,008,000
      3,100 Columbia Gas System, Inc. (The)   197,238
     59,200 Eastern Enterprises             2,094,200
    100,000 Exxon Corp.                     9,800,000
     61,800 Mobil Corp.                     7,555,050
    122,900 Occidental Petroleum Corp.      2,872,788
     28,800 Phillips Petroleum Co.          1,274,400
     18,800 Quaker Chemical Corp.             307,850
     31,600 Royal Dutch Petroleum Co.       5,395,700
    114,700 Texaco Inc.(2)                 11,254,938
                                          -----------
                                           71,311,664
                                          -----------
FINANCIAL SERVICES--5.2%
     47,800 American Express Co.            2,700,700
    110,115 Bear Stearns Companies Inc.     3,069,456
     17,100 Dean Witter, Discover & Co.     1,132,875
     57,800 Edwards (A.G.), Inc.            1,943,525
    178,800 Federal National
               Mortgage Association         6,660,300
    100,000 Lehman Brothers Holdings, Inc.  3,137,500
     41,800 Merrill Lynch & Co., Inc.       3,406,700
     28,200 Morgan Stanley Group, Inc.      1,610,925
     22,700 Paine Webber Group, Inc.          638,437
     73,300 Salomon, Inc.                   3,454,262
     26,600 Student Loan Marketing
               Association                  2,477,125
    164,666 Travelers Group, Inc.           7,471,720
                                          -----------
                                           37,703,525
                                          -----------
FOOD & BEVERAGE--2.0%
    245,600 Archer-Daniels-Midland Co.      5,403,200
     53,700 Lance, Inc.                       956,531
     73,500 RJR Nabisco, Inc.               2,499,000
    152,000 Sara Lee Corp.                  5,662,000
                                          -----------
                                           14,520,731
                                          -----------

See Notes to Financial Statements


Annual Report                                              Income & Growth    17


                             SCHEDULE OF INVESTMENTS
                                 INCOME & GROWTH

DECEMBER 31, 1996


Shares                                       Value
--------------------------------------------------------------------------------

HEALTHCARE--0.5%
     31,800 OrNda Healthcorp(1)         $     930,150
     30,000 RoTech Medical Corp.(1)           626,250
     70,000 Sierra Health Services(1)       1,723,750
                                          -----------
                                            3,280,150
                                          -----------
INDUSTRIAL EQUIPMENT & MACHINERY--3.6%
     74,900 Caterpillar Inc.                5,636,225
     43,100 Cooper Industries, Inc.         1,815,587
    132,700 Dover Corp.                     6,668,175
     83,500 Dresser Industries, Inc.        2,588,500
     82,900 Global Industrial Technologies,
               Inc.(1)                      1,834,163
     23,400 Harsco Corp.                    1,602,900
     83,700 Ingersoll-Rand Co.              3,724,650
     22,800 Manitowoc Co., Inc.               923,400
     29,600 Measurex Corp.                    710,400
                                          -----------
                                           25,504,000
                                          -----------
INSURANCE--3.4%
      3,600 American Bankers
               Insurance Group, Inc.          183,600
     34,200 American International Group,
               Inc.                         3,702,150
     34,100 CIGNA Corp.                     4,658,912
     46,900 General Re Corp.                7,398,475
     71,400 GCR Holdings, Ltd.              1,584,188
     24,200 Loews Corp.                     2,280,850
     92,500 Old Republic International Corp.2,474,375
    120,900 Reliance Group Holdings, Inc.   1,103,212
     22,500 ReliaStar Financial Corp.       1,299,375
                                          -----------
                                           24,685,137
                                          -----------
LEISURE--1.3%
     30,000 Callaway Golf Co.                 862,500
     71,700 Eastman Kodak Co.               5,753,925
     50,000 Film Roman, Inc.(1)               371,875
     75,600 Hilton Hotels Corp.             1,975,050
                                          -----------
                                            8,963,350
                                          -----------
MEDICAL EQUIPMENT & SUPPLIES--2.8%
     87,100 Advanced Technology
               Laboratories, Inc.(1)        2,667,437
    147,600 Becton, Dickinson & Co.         6,402,150
    107,400 Hillenbrand Industries, Inc.    3,893,250
    145,300 Physician Sales & Service,
               Inc.(1)                      2,125,013


Shares                                       Value
--------------------------------------------------------------------------------

     76,200 Thermo Electron Corp.(1)     $  3,143,250
     50,000 Thermo Instrument Systems
               Inc.(1)                      1,656,250
      7,100 US Surgical Corp.                 279,563
                                          -----------
                                           20,166,913
                                          -----------
METALS & MINING--0.1%
     11,600 Vulcan Materials Co.              706,150
                                          -----------
PAPER & FOREST PRODUCTS--0.2%
     34,350 Crane Co.                         996,150
     28,600 Glatfelter (P.H.) Co.             514,800
                                          -----------
                                            1,510,950
                                          -----------
PHARMACEUTICALS--6.5%
     74,500 American Home Products Corp.    4,367,563
    159,800 Bristol-Myers Squibb Co.       17,378,250
    189,800 Johnson & Johnson               9,442,550
    101,700 Merck & Co., Inc.               8,059,725
     50,000 Pfizer, Inc.                    4,143,750
     50,000 Pharmacia & Upjohn Inc.         1,981,250
     20,200 Schering-Plough Corp.           1,307,950
                                          -----------
                                           46,681,038
                                          -----------
PRINTING & PUBLISHING--0.7%
     39,700 Media General, Inc. Cl A        1,200,925
    203,500 Moore Corporation Ltd.          4,146,313
                                          -----------
                                            5,347,238
                                          -----------
RETAIL (APPAREL)--0.7%
     91,200 Gap, Inc.                       2,747,400
      6,000 Liz Claiborne, Inc.               231,750
     45,000 Ross Stores, Inc.               2,244,375
                                          -----------
                                            5,223,525
                                          -----------
RETAIL (GENERAL MERCHANDISE)--2.2%
    101,100 Dayton Hudson Corp.             3,968,175
     20,000 Harcourt General Inc.             922,500
     34,000 Mercantile Stores Co., Inc.     1,678,750
    204,000 Sears, Roebuck & Co.            9,409,500
                                          -----------
                                           15,978,925
                                          -----------
STEEL--0.8%
     64,100 LTV Corp.                         761,187
    144,900 USX-Marathon Group              3,459,487
     44,300 USX-U.S. Steel Group            1,389,913
                                          -----------
                                            5,610,587
                                          -----------
TEXTILE&APPAREL--0.4%
     52,600 NIKE, Inc.                      3,142,850
                                          -----------

See Notes to Financial Statements


18    Income & Growth                               American Century Investments


                             SCHEDULE OF INVESTMENTS
                                 INCOME & GROWTH

DECEMBER 31, 1996

Shares                                        Value
--------------------------------------------------------------------------------

TOBACCO--2.0%
    125,000 Philip Morris Companies Inc. $ 14,078,125
                                          -----------
TRANSPORTATION--0.5%
     86,200 CSX Corp.                       3,641,950
                                          -----------
UTILITIES (ELECTRIC)--5.2%
    118,900 Boston Edison Co.               3,195,437
    170,600 Central & South West Corp.      4,371,625
      8,300 Commonwealth Energy System        195,050
    120,900 Consolidated Edison Co. of
               New York, Inc.               3,536,325
     34,500 Duke Power Co.                  1,595,625
     17,500 Enova Corporation                 398,125
    221,000 Entergy Corp.                   6,132,750
    105,000 MidAmerican Energy Co.          1,666,875
     15,000 NIPSCO Industries, Inc.           594,375
    196,400 Pennsylvania Power & Light Co.  4,517,200
    198,900 Public Service Enterprise Group
               Inc.                         5,420,025
     27,300 Rochester Gas & Electric Corp.    522,113
     40,100 Texas Utilities Co.             1,634,075
     55,000 Utilicorp United Inc.           1,485,000
     61,800 United Illuminating Co.         1,938,975
                                          -----------
                                           37,203,575
                                          -----------
UTILITIES (NATURAL GAS)--1.1%
     13,300 Connecticut Natural Gas Corp.     339,150
     14,200 Indiana Energy Inc.               346,125
    109,700 Pacific Enterprises             3,332,138
     84,800 People's Energy Corp.           2,872,600
     31,000 Wicor, Inc.                     1,112,125
                                          -----------
                                            8,002,138
                                          -----------
MISCELLANEOUS--0.8%
     75,000 CompUSA Inc.(1)                 1,546,875
     53,900 National Education Corp.(1)       821,975
     25,000 Pitney Bowes Inc.               1,362,500
     55,500 Ruddick Corp.                     777,000
     50,000 Stanley Works                   1,350,000
                                          -----------
                                            5,858,350
                                          -----------
TOTAL COMMON STOCKS--94.5%                680,280,164
   (Cost $574,801,397)                    -----------


Principal Amount                             Value
--------------------------------------------------------------------------------


 TEMPORARY CASH INVESTMENTS(3)
   $15,000,000 par value FHLMC Discount
      Note, 5.28%, 1-7-97               $  14,985,750
   $3,700,000 par value FNMA Discount
      Note, 5.51%, 1-14-97                  3,692,651
   Repurchase Agreement, Morgan Stanley
      & Co. Inc.,(U.S. Treasury obligations),
      in a joint trading account at 6.25%,
      dated 12-31-96, due 1-2-97
      (Delivery value $21,207,361)         21,200,000
                                          -----------

TOTAL TEMPORARY CASH
INVESTMENTS--5.5%                          39,878,401
   (Cost $39,878,401)                     -----------


TOTAL INVESTMENT SECURITIES--100.0%      $720,158,565
   (Cost $614,679,798)                   ============



 FUTURES CONTRACTS

               Expiration   Underlying Face  Unrealized
   Purchased      Date      Amount at Value    (Loss)
---------------------------------------------------------
  75 S&P 500      March
    Futures       1997        $27,918,750    $(89,400)
                              ===========    =========


Notes to Schedule of Investments
ADR = American Depositary Receipt
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
(1)  Non-income producing
(2) Denotes securities which have been partially or totally segregated at the custodian bank for futures contracts.
(3) The rates for U.S. Government Agency discount notes are the yield to maturity at December 31, 1996.


See Notes to Financial Statements


Annual Report                                              Income & Growth    19


                      STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                                                      EQUITY          INCOME &
                                                                                      GROWTH           GROWTH


 ASSETS
Investment securities, at value (identified cost of $245,700,398 and
      $614,679,798, respectively) .............................................    $279,193,624    $720,158,565
Cash (Note 1) .................................................................       2,370,960       2,159,587
Receivable for investments sold ...............................................         806,811       5,449,889
Receivable for capital shares sold ............................................           3,362         214,600
Investment in affiliated money market (Note 2) ................................           2,916         304,585
Dividends and interest receivable .............................................         413,795       1,637,066
Prepaid expenses and other assets .............................................           3,187           8,525
                                                                                   ------------    ------------
                                                                                    282,794,655     729,932,817
                                                                                   ------------    ------------

 LIABILITIES
Disbursements in excess of demand deposit cash ................................         729,336         980,194
Payable for investments purchased .............................................       6,369,789       9,672,354
Payable for capital shares redeemed ...........................................         929,214         531,047
Payable for variation on futures contracts (Note 1) ...........................         169,220         547,500
Dividends payable .............................................................              --          71,677
Payable to affiliates (Note 2) ................................................         141,886         370,636
Accrued expenses and other liabilities ........................................          22,629          64,652
                                                                                   ------------    ------------
                                                                                      8,362,074      12,238,060
                                                                                   ------------    ------------
Net Assets Applicable to Outstanding Shares ...................................    $274,432,581    $717,694,757
                                                                                   ============    ============

 CAPITAL SHARES, $10.00 PAR VALUE
Authorized ....................................................................   2,000,000,000   2,000,000,000
                                                                                   ============    ============
Outstanding ...................................................................      17,195,889      35,591,885
                                                                                   ============    ============
Net Asset Value Per Share .....................................................          $15.96          $20.16
                                                                                   ============    ============


 NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................................    $229,758,586    $591,678,444
Undistributed net investment income ...........................................         155,931         573,606
Accumulated undistributed net realized gain from investment transactions ......      11,075,093      20,053,340
Net unrealized appreciation on investments ....................................      33,442,971     105,389,367
                                                                                   ------------    ------------
                                                                                   $274,432,581    $717,694,757
                                                                                   ============    ============

See Notes to Financial Statements


20    Statements of Assets and Liabilities          American Century Investments

                            STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

                                                                                       EQUITY         INCOME &
                                                                                       GROWTH          GROWTH



INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $34,759 and $99,368, respectively) ..  $  4,227,827     $14,073,942
Interest ........................................................................       573,833       1,580,409
                                                                                    -----------      ----------
                                                                                      4,801,660      15,654,351
                                                                                    -----------      ----------
Expenses (Note 2):
Investment advisory fees ........................................................       601,691       1,584,256
Transfer agency fees ............................................................       301,615         770,136
Administrative fees .............................................................       192,378         506,544
Custodian fees ..................................................................        77,005         192,060
Registration and filing fees ....................................................        35,794          89,820
Printing and postage ............................................................        32,162          62,270
Auditing and legal fees .........................................................        16,280          36,176
Directors' fees and expenses ....................................................        10,793          14,471
Other operating expenses ........................................................        17,277          44,054
                                                                                    -----------      ----------
  Total expenses ................................................................     1,284,995       3,299,787
Custodian earnings credits (Note 4) .............................................       (15,507)        (25,838)
                                                                                    -----------      ----------
  Net expenses ..................................................................     1,269,488       3,273,949
                                                                                    -----------      ----------
Net investment income ...........................................................     3,532,172      12,380,402
                                                                                    -----------      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain ...............................................................    33,547,625      57,275,039
Change in net unrealized appreciation ...........................................    11,808,699      47,583,106
                                                                                    -----------      ----------
Net realized and unrealized gain on investments .................................    45,356,324     104,858,145
                                                                                    -----------      ----------
Net Increase in Net Assets Resulting from Operations ............................   $48,888,496    $117,238,547
                                                                                    ===========    ============

See Notes to Financial Statements


Annual Report                                     Statements of Operations    21


                       STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1996
AND DECEMBER 31, 1995
                                                                               EQUITY                           INCOME &
                                                                               GROWTH                            GROWTH

Increase in Net Assets                                                   1996            1995             1996             1995

 OPERATIONS
Net investment income ..........................................   $   3,532,172    $   2,590,300    $  12,380,402    $   7,252,966
Net realized gain on investment transactions ...................      33,547,625       14,524,662       57,275,039       24,745,688
Change in net unrealized appreciation on investments ...........      11,808,699       20,284,838       47,583,106       53,273,200
                                                                      ----------       ----------       ----------       ----------
Net increase in net assets resulting from operations ...........      48,888,496       37,399,800      117,238,547       85,271,854
                                                                      ----------       ----------      -----------       ----------


 DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................      (3,440,245)      (2,229,577)     (12,129,058)      (7,155,104)
From net realized gains on investment transactions .............     (27,164,820)     (10,288,052)     (47,219,967)     (14,921,356)
                                                                     -----------      -----------      -----------      -----------
Decrease in net assets from distributions ......................     (30,605,065)     (12,517,629)     (59,349,025)     (22,076,460)
                                                                     -----------      -----------      -----------      -----------


 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................................     180,750,520       99,236,956      459,487,007      136,860,249
Proceeds from reinvestment of distributions ....................      29,552,500       12,120,317       56,254,702       20,831,551
Payments for shares redeemed ...................................    (113,604,164)     (74,226,375)    (229,637,617)     (72,124,849)
                                                                    ------------      -----------     ------------      -----------
Net increase in net assets from capital share transactions .....      96,698,856       37,130,898      286,104,092       85,566,951
                                                                      ----------       ----------      -----------       ----------
Net increase in net assets .....................................     114,982,287       62,013,069      343,993,614      148,762,345


 NET ASSETS
Beginning of year ..............................................     159,450,294       97,437,225      373,701,143      224,938,798
                                                                     -----------       ----------      -----------      -----------
End of year ....................................................   $ 274,432,581    $ 159,450,294    $ 717,694,757    $ 373,701,143
                                                                   =============    =============    =============    =============

Undistributed net investment income ............................   $     155,931    $      64,004    $     573,606    $     322,262
                                                                   =============    =============    =============    =============


 TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................................      11,280,491        7,293,964       23,349,240        8,043,488
Issued in reinvestment of distributions ........................       1,878,880          865,208        2,834,991        1,210,017
Redeemed .......................................................      (7,156,611)      (5,415,539)     (11,577,062)      (4,427,311)
                                                                      ----------       ----------      -----------       ----------
Net increase ...................................................       6,002,760        2,743,633       14,607,169        4,826,194
                                                                       =========        =========       ==========        =========

See Notes to Financial Statements


22    Statements of Changes in Net Assets           American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996



1. Organization and Summary of Significant Accounting Policies

   Organization--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Equity Growth Fund (Equity Growth) and American Century Income & Growth Fund (Income & Growth) (collectively the Funds) are two of the five funds issued by the Corporation. The Funds are diversified under the 1940 Act. Equity Growth seeks capital appreciation by investing in common stocks; Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest is recorded on the accrual basis and includes amortization of discounts and premiums.

   Futures Contracts--The Funds may enter into stock index futures contracts in order to manage the Funds' exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). The initial margin of $310,500 for Equity Growth and $1,012,500 for Income & Growth is included in cash on the Statements of Assets and Liabilities. Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain
(loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

   Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Funds under each repurchase agreement.

   Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with BMC and American Century Investment Management, Inc., may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

   Income Tax Status--It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

   Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for the Equity Growth Fund. Distributions from net investment income for Income & Growth are declared daily and distributed monthly. Distributions from net realized gains for the Funds are declared and paid annually.

   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.


Annual Report                                Notes to Financial Statements    23


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996


   Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment advisor, BMC, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation (ACSC).

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

   Organization Costs--Costs incurred by Equity Growth in connection with the organization, initial registration, and public offering of shares were amortized on a straight-line basis over a five-year period ending May 1996.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

   The Corporation has entered into an Investment Advisory Agreement with BMC that provides the Funds with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of the Corporation's officers and directors who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Corporation's average daily closing net assets to the following annualized investment advisory fee schedule.

         0.50% of the first $100 million
         0.45% of the next $100 million
         0.40% of the next $100 million
         0.35% of the next $100 million
         0.30% of the next $100 million
         0.25% of the next $1 billion
         0.24% of the next $1 billion
         0.23% of the next $1 billion
         0.22% of the next $1 billion
         0.21% of the next $1 billion
         0.20% of the next $1 billion
         0.19% of average daily net assets over $6.5 billion

   The Corporation has entered into an Administrative Services and Transfer Agency Agreement with ACSC. The agreement was formerly with Benham Financial Services, Inc. Under the agreement, ACSC provides administrative service and transfer agency functions necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets of all funds advised by BMC.

   The Corporation has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits fund expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits and extraordinary expenses) to .75% of the Fund's average daily closing net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June.

   The payables to affiliates as of December 31, 1996, based on the above agreements, were as follows:

                                   Equity   Income &
                                   Growth    Growth

Investment Advisor               $  66,446  $178,143
Administrative Services             46,097   118,398
Transfer Agent                      29,343    74,095
                                  --------  --------
                                  $141,886  $370,636
                                  ========  ========

   As of December 31, 1996, the Funds had invested in shares of Capital Preservation Fund, Inc. (CPF), a money market fund advised by BMC. The terms of the transaction were identical to those with nonrelated entities except that, to avoid duplicative investment advisory fees and administrative fees, the Funds did not pay BMC investment advisory fees or ACSC administrative fees with respect to assets invested in shares of CPF.

   The Corporation has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Funds' shares. This agreement was formerly with Benham Distributors, Inc.


24    Notes to Financial Statements                 American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

--------------------------------------------------------------------------------
3. Investment Transactions


   The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended December 31, 1996, for Equity Growth and Income & Growth totaled $319,818,208 and $677,484,177, respectively, for common stocks. Proceeds from investment securities sold (excluding short-term investments) totaled $253,805,998 and $462,958,780, respectively, for common stocks. Proceeds from investment securities sold (excluding short-term investments) totaled $15,273, for preferred stocks in Equity Growth. As of December 31, 1996, accumulated net unrealized appreciation for Equity Growth and Income & Growth was $33,493,094 and $105,182,795 based on the aggregate cost of investments of $245,700,530 and $614,975,770, respectively for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $35,860,759 and $111,125,392 for Equity Growth and Income & Growth and unrealized depreciation of $2,367,665 and $5,942,597, respectively.

--------------------------------------------------------------------------------
4. Expense Offset Arrangements

   The Funds' Statements of Operations reflect custodian earnings credits. These amounts are used to offset the custodian fees payable by the Funds to the custodian bank. The credits are earned when the Funds maintain a balance of uninvested cash at the custodian bank. Beginning with the year ended December 31, 1995, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.


--------------------------------------------------------------------------------
5. Subsequent Events

   The following name changes became effective January 1, 1997:


                    NEW NAMES                                          FORMER NAMES

Funds' Issuer:      American Century Quantitative Equity Funds(1)      Benham Equity Funds
Funds:              American Century Equity Growth Fund(1)             Benham Equity Growth Fund
                    American Century Income & Growth Fund(1)           Benham Income & Growth Fund
Parent Company:     American Century Companies, Inc.                   Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.         Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation              Twentieth Century Services, Inc.

(1)  New names are subject to shareholder approval.


Annual Report                                Notes to Financial Statements    25


                              FINANCIAL HIGHLIGHTS
                                  EQUITY GROWTH

                                                  For a Share Outstanding Throughout the Years Ended December 31

                                                    1996         1995         1994         1993          1992

 PER-SHARE DATA
Net Asset Value,
Beginning of Year ................................ $14.25       $11.53       $12.12       $11.68       $11.57
                                                   ------       ------       ------       ------       ------
Income from Investment Operations
  Net Investment Income ..........................    .27          .26          .30          .23          .26
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..............   3.55         3.70         (.33)        1.10          .23
                                                   ------       ------       ------       ------       ------
  Total From
  Investment Operations ..........................   3.82         3.96         (.03)        1.33          .49
                                                   ------       ------       ------       ------       ------
Distributions
  From Net Investment Income .....................   (.26)        (.23)        (.30)        (.23)        (.23)
  From Net Realized Gains
  on Investment Transactions .....................  (1.85)       (1.01)        (.26)        (.66)        (.15)
                                                   ------       ------       ------       ------       ------
  Total Distributions ............................  (2.11)       (1.24)        (.56)        (.89)        (.38)
                                                   ------       ------       ------       ------       ------
Net Asset Value, End of Year ..................... $15.96       $14.25       $11.53       $12.12       $11.68
                                                   ======       ======       ======       ======       ======
  Total Return(1) ................................  27.34%       34.56%       (.23%)       11.42%        4.13%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses
  to Average Net Assets(2) .......................    .63%         .71%         .75%         .75%         .75%
  Ratio of Net Investment Income
  to Average Net Assets ..........................   1.74%        1.96%        2.26%        2.04%        2.33%
  Portfolio Turnover Rate ........................    131%         126%          94%          97%         114%
  Average Commission Paid per
  Investment Security Traded .....................   $.038        $.032        --(3)        --(3)        --(3)
  Net Assets, End
  of Year (in thousands) .........................$274,433     $159,450      $97,437      $96,284      $73,592

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

(3) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


26    Financial Highlights                          American Century Investments


                              FINANCIAL HIGHLIGHTS
                                 INCOME & GROWTH

                                                 For a Share Outstanding Throughout the Years Ended December 31

                                                    1996         1995         1994         1993          1992


 PER-SHARE DATA

Net Asset Value,
Beginning of Year .............................. $  17.81       $13.92       $15.08       $14.11       $13.53
                                                   ------       ------       ------       ------       ------
Income From Investment Operations
  Net Investment Income ........................      .44          .42          .44          .43          .42
  Net Realized and Unrealized
  Gain (Loss) on Investment Transactions .......     3.79         4.64         (.53)        1.15          .62
                                                   ------       ------       ------       ------       ------
  Total From
  Investment Operations ........................     4.23         5.06         (.09)        1.58         1.04
                                                   ------       ------       ------       ------       ------
Distributions
  From Net Investment Income ...................     (.44)        (.42)        (.43)        (.43)        (.41)
  From Net Realized Gains
  on Investment Transactions ...................    (1.44)        (.75)        (.64)        (.18)        (.05)
                                                   ------       ------       ------       ------       ------
  Total Distributions ..........................    (1.88)       (1.17)       (1.07)        (.61)        (.46)
                                                   ------       ------       ------       ------       ------
Net Asset Value, End of Year ...................   $20.16       $17.81       $13.92       $15.08       $14.11
                                                   ======       ======       ======       ======       ======
  Total Return (1) .............................    24.15%       36.88%       (.55%)       11.31%        7.86%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to
  Average Net Assets(2) ........................      .62%         .67%         .73%         .75%         .75%
  Ratio of Net Investment Income
  to Average Net Assets ........................     2.32%        2.61%        2.96%        2.90%        3.16%
  Portfolio Turnover Rate ......................       92%          70%          68%          31%          63%
  Average Commission Paid per
  Investment Security Traded ...................    $.039        $.030         --(3)        --(3)        --(3)
  Net Assets, End
  of Year (in thousands) ....................... $717,695     $373,701     $224,939     $230,191     $141,221


(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

(3) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


See Notes to Financial Statements


Annual Report                                         Financial Highlights    27


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American Century Quantitative Equity Funds:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century Equity Growth Fund and American Century Income & Growth Fund (two of the five funds comprising American Century Quantitative Equity Funds) (the Funds) as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Century Equity Growth Fund and American Century Income & Growth Fund as of December 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
Kansas City, Missouri
February 7, 1997


28    Independent Auditors' Report                  American Century Investments


                              IMPORTANT NOTICE FOR
                         ALL IRA AND 403(b) SHAREHOLDERS

   As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

   When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

   Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Annual Report                                             Important Notice    29

                                      NOTES


30    Notes                                         American Century Investments


                                      NOTES


Annual Report                                                        Notes    31


                             BACKGROUND INFORMATION


Investment Philosophy and Policies

   The American Century group offers seven equity funds, including Equity Growth and Income & Growth. These two funds are general equity funds managed to provide returns representative of the performance of the U.S. stock market as a whole. The portfolio managers use quantitative management strategies in pursuit of each fund's investment objective. The primary management technique the portfolio managers use is portfolio optimization. Portfolio optimization may cause a fund to be more heavily invested in some industries than in others. However, neither fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

   Equity Growth seeks capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital appreciation. The Portfolio Manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.

   Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the S&P 500 and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.


Comparative Indices

   The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

   The S&P 500 is an index created by Standard & Poor's Corporation that is considered to be a broad measure of U.S. stock market performance. It is composed primarily of large-capitalization stocks.

   The Russell 2000 is an index created by the Frank Russell Company that is considered to be a broad measure of the stock price performance of small companies. It is composed primarily of small-capitalization U.S. stocks.


Lipper Rankings

   Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Ratings are not included for periods of less than one year.

   The Lipper categories for the Equity Growth and Income & Growth funds are:

   Growth Funds (Equity Growth)--funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

   Growth & Income  Funds  (Income  &  Growth)--funds  that  combine a growth of
earnings   orientation  and  an  income  requirement  for  level  and/or  rising dividends.




 PORTFOLIO MANAGEMENT TEAM

   Vice President and
   Senior Portfolio Manager         Steve Colton

   Portfolio Manager                Dong Zhang


32    Background Information                        American Century Investments


                                    GLOSSARY


Returns

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 26-27.



Portfolio Statistics

   Number of Companies--the number of different companies geld by a fund on a given date.

   Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

   Price/earnings (P/E) ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

   Portfolio Turnover--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

   Expense Ratio--the operating expenses of the fund, expressed as a percentage of net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)


Types of Stocks

   Blue-Chip Stocks--stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca Cola.

   Large-Capitalization ("Large-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

   Small-Capitalization ("Small-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


Statistical Terminology

   Price/Book Ratio--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

Annual Report                                                    Glossary     33



[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Quantitative Equity Funds


Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.



9702           [recycled logo]
SH-BKT-7797       Recycled




                                   [BOOK TWO]


                                  ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                December 31, 1996

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                   Global Gold
                            Global Natural Resources


                                 [front cover]



                                TABLE OF CONTENTS

Report Highlights ..................................1
Our Message to You .................................2
Period Overview ....................................3
Global Gold
     Performance & Portfolio Information ...........5
     Management Q & A ..............................6
     Schedule of Investments .......................9
     Financial Highlights .........................24
Global Natural Resources
     Performance & Portfolio Information ..........11
     Management Q & A .............................12
     Schedule of Investments ......................15
     Financial Highlights .........................25
Statements of Assets and Liabilities ..............18
Statements of Operations ..........................19
Statements of Changes in Net Assets ...............20
Notes to Financial Statements .....................21
Independent Auditors' Report ......................26
IRA/403(b) Information ............................27
Background Information
     Investment Philosophy & Policies .............28
     Comparative Indices ..........................28
     Lipper Rankings ..............................28
     Portfolio Management Team ....................28
Glossary ..........................................29


   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     Benham Group            American Century Group    Twentieth Century Group

  MONEY MARKET FUNDS           ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS           BALANCED FUNDS             GROWTH FUNDS
DIVERSIFIED BOND FUNDS      CONSERVATIVE EQUITY FUNDS    INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS            SPECIALTY FUNDS

                                   Global Gold
                            Global Natural Resources


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                                REPORT HIGHLIGHTS


Period Overview

Gold

o  The price of gold bullion declined by 5% in 1996.

o Potential gold reserve sales by European central banks and the IMF are putting continuing downward pressure on the price of gold.

o Overall, gold stocks reflected the poor performance of gold bullion. For 1996, North American gold producers returned 0.25%, Australian producers returned -6% and South African producers returned -15%.



Natural Resources

o  Commodities  performed  well  overall.  The Goldman Sachs  Commodities  Index
   (GSCI) posted a 34% gain for 1996.

o The price of crude oil and natural gas surged due to low reserves and strong demand.

o Energy stocks (like their underlying commodities) outperformed other natural resources stocks for the year.

o Stocks of oil services companies--specifically offshore drillers--were the top performers in the energy sector.

o Steel company stocks were among the worst performers, declining by 13% for the year.



Global Gold

o The fund underperformed its Lipper peer group but outperformed its benchmark index for the year.

o The fund was underweighted in South African gold stocks, which significantly underperformed both North American and Australian gold stocks in 1996.

o We expect a somewhat lackluster performance from large-cap gold stocks in 1997 but also some selective opportunities for attractive returns in some mid- and small-cap gold stocks.

o Going forward, we plan a more diversified exposure to small gold producers and exploration companies to round out the fund's portfolio.



Global Natural Resources

o The fund kept pace with its benchmark but underperformed its Lipper peer group average for the year.

o  The fund benefited from underweightings in paper and steel stocks.

o Analysts' expectations of stable global economic growth into 1997 should support demand for natural resources, benefiting natural resource-based companies.

o Going forward, we may look to cut back on some types of energy stocks, while looking for opportunities in oil services, natural gas and basic materials stocks.


                                   Global Gold

                          Total Returns:AS OF 12/31/96
                                6 Months -6.90%*
                                  1 Year -2.76%

                           Net Assets:$432.6 million
                                (AS OF 12/31/96)

                            Inception Date: 8/17/88

                              Ticker Symbol: BGEIX



                                     Global
                                Natural Resources

                          Total Returns:AS OF 12/31/96
                                 6 Months 7.77%*
                                  1 Year 15.45%

                            Net Assets:$66.0 million
                                (AS OF 12/31/96)

                            Inception Date: 9/15/94

                              Ticker Symbol: BGRIX


                               * Not annualized.


     Many of the investment terms in this report are defined in the Glossary on page 29.



Annual Report                                            Report Highlights     1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

   1996 was an eventful year for the global gold and natural resources markets, as well as for our company. Although most global gold stocks slumped along with the price of gold, several skyrocketing exploration companies provided some fireworks during the year. Natural resources stocks, led by the strong performance of energy companies, were one of the top-performing sectors of the stock market. In the following pages, our investment management team provides further details about these markets and how your fund was managed during the year.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you under the name American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Global Gold and Global Natural Resources funds have moved into the American Century Group because the funds' roles as specialty "diversifier" investments match key attributes of that group.

   This report incorporates a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer
American Century Companies


/s/James M. Benham
James M. Benham
Vice Chairman
American Century Companies




2     Our Message to You                            American Century Investments


                                 PERIOD OVERVIEW


Gold Bullion

   After an impressive rally in January, which sent gold bullion surging to a six-year high of $417 an ounce, the price of gold trended downward over the remainder of the year. By the end of December, gold had dropped to $369--far below its familiar trading range of $380-$395--posting a 5% loss for the year.

   The January surge in gold resulted primarily from a short-term supply shortage that prompted gold dealers to raise gold lease rates. As a result, gold producers, who often borrow gold from dealers to "sell forward," curtailed their hedging activities and also bought gold on the open market. This pushed gold prices higher. But higher prices meant more competition among lenders and sellers of gold. Lease rates subsided, allowing forward selling to resume more normal volumes and sending gold back below $400 an ounce.

   Throughout the remainder of the year, negative sentiment in the gold market grew. Concerns about excess supply were fed by European central banks, who began to sell--or talk about selling--their countries' gold reserves. Their aim in selling the gold was to cut budget deficits in order to meet the criteria that would allow them to take part in European monetary union. Excess supply fears were further fueled by an announcement that the International Monetary Fund
(IMF), a global monetary organization, intended to sell 5% (some $2 billion) of its gold reserves. Though the planned sale has not yet been approved, it played its part in pushing gold prices lower.



Gold Stocks

   Gold stocks overall reflected the poor performance of gold bullion in 1996. Early in the year, small-cap gold stocks strongly outperformed large-caps as huge gold finds in Indonesia and Peru drew money into the small-cap exploration sector. But in the second half of the year, a more typical pattern of regional performance began to reassert itself.

   As a group, North American gold producers outperformed South African and Australian producers, posting a narrowly positive return for the year (about 0.25%). South African gold producers were the worst performers, with a -15% return for the year. Many South African mining companies have been hampered in recent years by high production costs and work stoppages exacerbated by poor labor relations. As is often the case, the return for Australian gold producers (-6% for the year) fell midway between those of North America and South Africa.


 GOLD RETURNS AT A GLANCE
                                  Total Returns for the
                                   Year Ended 12/31/96

    Gold Stocks
    FT-SE(R) Gold Mines Index             -6.63%
       African Region                    -15.20%
       North American Region               0.25%
       Australian Region                  -6.38%
    Average Gold-Oriented Fund*            7.52%

    Gold Bullion
    Spot Price of Gold                    -5.00%

    U.S. Inflation
    Consumer Price Index (CPI)             3.30%

* According to Lipper Analytical Services.
Sources: Financial Times, Dow Jones



Commodities

   Overall, 1996 was a good year for commodities markets, as measured by the Goldman Sachs Commodities Index (GSCI), which posted a gain of 34%. A generally improving U.S. economy, along with low or declining interest rates around the globe, helped maintain stable demand for most natural resources. Most of the GSCI's gains during the year resulted from rising crude oil and natural gas prices.

   Prices in some futures markets were extremely volatile, driven by seasonal factors such as the weather. For example, corn and wheat futures rallied to


Annual Report                                              Period Overview     3


                                 PERIOD OVERVIEW

all-time highs in the first half of the year as unfavorable weather conditions and drought fears led to expectations of disappointing U.S. crop yields. As the year progressed, however, it became apparent that crop yields would be better than expected. This factor, combined with weaker-than-expected demand from China, caused grain prices to subside in the second half of the year.

   The harsh winter of 1995-1996 also had a significant impact on crude oil and natural gas markets. Coming at a time when global inventories were already at relatively low levels, unusually cold weather sent demand for oil and gas soaring, further depleting reserves and setting the stage for short-term supply shortages throughout the year. The long-awaited re-entry of Iraq into the world oil market was expected to mitigate price pressures to some extent. But as winter weather returned late in the year, surging demand sent the price of crude to a high of $26.75 a barrel in December. Natural gas prices followed suit.
Canadian pipeline maintenance, low gas storage levels and a cold snap in December sent the price of natural gas to record highs.

   Notable underperformers in the commodities arena were gold (discussed on the previous page) and copper. After plummeting by nearly 34% in June in the wake of the Sumitomo trading scandal, copper prices recovered to some extent in the following six months. But lingering fears that hidden copper stockpiles might exist kept prices down overall for much of the remainder of the year.



Natural Resources Stocks

Energy

   As was the case with the commodities to which they are tied, energy stocks outperformed other natural resources stocks in 1996. Stocks of integrated oil companies benefited from improving profit margins as a result of (1) focusing more on oil exploration and production, and (2) streamlining refining and marketing operations by selling unproductive assets and forming "strategic alliances" with other oil companies. An example is the joint venture in Europe between British Petroleum and Mobil, aimed at cutting refining costs. Stocks of oil services companies--specifically offshore drillers-- were the top performers in the energy sector, reaping double-digit revenue and earnings growth as oil companies increased capital spending by at least 6% during the year.

   A trend toward mergers between natural gas and utilities companies boosted natural gas stocks. Electric utility companies hope to increase earnings growth more rapidly by moving into the unregulated natural gas business.



Basic Materials

   Returns in the basic materials sector significantly lagged those of energy-related stocks. Steel company stocks were among the worst performers, declining by 13% in U.S. dollar terms. Though overall demand for steel was up from 1995 levels, steel companies in different regions of the world experienced specific problems that hurt profit margins. In North America, for example, negative factors included concerns about added production capacity, increased imports and economic overheating.

   Base metals stocks failed to meet most analysts' expectations in 1996. Slow economic growth--especially in Europe, which consumes a significant portion of the world's base metals--kept inventories relatively high. The Sumitomo copper trading scandal did not help matters, triggering a premature collapse in copper prices and dragging most metals lower to some extent.

   Chronic oversupply in the paper industry depressed paper prices throughout the year, triggering price declines in paper stocks. The outlook for this group may be improving, however. According to Goldman Sachs, global paper and paperboard demand is expected to rise by 4% to 5% in 1997, while capacity for these commodities should only expand by about 3%.

4     Period Overview                               American Century Investments


                                   GLOBAL GOLD


                                           6 MONTHS(1)     1 YEAR         3 YEARS       5 YEARS    LIFE OF FUND(2)


 AVERAGE ANNUAL RETURNS (as of December 31, 1996)
Global Gold                                  -6.90%         -2.76%        -4.01%         7.92%          2.45%
Fund Benchmark+                              -9.58%         -6.63%        -5.34%         7.22%          2.94%(4)
Average Gold-Oriented Fund(3)                -6.67%          7.52%        -1.67%         7.97%          2.90%
Fund's Ranking Among Gold-Oriented Funds(3)    --       38 out of 43   19 out of 30  11 out of 27   14 out of 21

(1)  Not annualized.
(2)  The fund's inception date was August 17, 1988.
(3)  According to Lipper Analytical Services.
(4)  For the period from 8/31/88 (the date nearest the fund's inception for which benchmark return data are available) to
     12/31/96.

See pages 28-29 for more information about returns, the fund's benchmark and Lipper fund rankings.

[mountain graph data]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 12/31/96

MSCI World
Stock Index
$23,177

Fund
Benchmark+
$12,736

Global Gold
$12,431

         Global Gold       MSCI World Stock Index    Fund Benchmark+

8/31/88  $10,000                   $10,000             $10,000
9/30/88  $9,406                    $10,426              $9,348
10/31/88 $9,417                    $11,122              $9,436
11/30/88 $9,608                    $11,511              $9,657
12/31/88 $9,137                    $11,617              $9,187
1/31/89  $9,207                    $12,039              $9,305
2/28/89  $9,985                    $11,966             $10,102
3/31/89  $9,540                    $11,891              $9,680
4/30/89  $8,955                    $12,167              $9,086
5/31/89  $8,541                    $11,871              $8,661
6/30/89  $9,167                    $11,739              $9,344
7/31/89  $9,278                    $13,068              $9,497
8/31/89  $9,722                    $12,753              $9,974
9/30/89  $10,086                   $13,115             $10,393
10/31/89 $10,439                   $12,680             $10,774
11/30/89 $11,963                   $13,189             $12,430
12/31/89 $11,871                   $13,615             $12,323
1/31/90  $12,580                   $12,981             $13,113
2/28/90  $11,891                   $12,427             $12,401
3/31/90  $11,131                   $11,678             $11,610
4/30/90  $9,762                    $11,512             $10,196
5/31/90  $10,715                   $12,726             $11,189
6/30/90  $10,066                   $12,638             $10,530
7/31/90  $10,999                   $12,755             $11,513
8/31/90  $10,756                   $11,563             $11,249
9/30/90  $10,816                   $10,347             $11,319
10/31/90 $8,860                    $11,314              $9,287
11/30/90 $8,515                    $11,130              $8,910
12/31/90 $9,564                    $11,365             $10,001
1/31/91  $7,897                    $11,784              $8,259
2/28/91  $8,592                    $12,876              $8,998
3/31/91  $8,429                    $12,499              $8,840
4/30/91  $8,122                    $12,598              $8,529
5/31/91  $8,429                    $12,886              $8,867
6/30/91  $9,094                    $12,092              $9,585
7/31/91  $8,909                    $12,666              $9,392
8/31/91  $7,979                    $12,628              $8,402
9/30/91  $8,030                    $12,962              $8,503
10/31/91 $8,541                    $13,174              $9,031
11/30/91 $8,684                    $12,602              $9,192
12/31/91 $8,490                    $13,522              $8,987
1/31/92  $8,654                    $13,274              $9,146
2/29/92  $8,316                    $13,047              $8,825
3/31/92  $7,567                    $12,435              $8,016
4/30/92  $7,239                    $12,610              $7,673
5/31/92  $7,813                    $13,113              $8,299
6/30/92  $8,316                    $12,676              $8,855
7/31/92  $8,808                    $12,711              $9,409
8/31/92  $8,592                    $13,023              $9,236
9/30/92  $8,510                    $12,906              $9,344
10/31/92 $8,151                    $12,558              $8,864
11/30/92 $7,321                    $12,785              $7,752
12/31/92 $7,755                    $12,891              $8,254
1/31/93  $7,519                    $12,937              $8,013
2/28/93  $8,330                    $13,245              $8,873
3/31/93  $9,440                    $14,016             $10,002
4/30/93  $10,703                   $14,668             $11,510
5/31/93  $11,915                   $15,008             $12,803
6/30/93  $12,675                   $14,885             $13,641
7/31/93  $13,651                   $15,194             $14,909
8/31/93  $12,593                   $15,893             $13,703
9/30/93  $11,011                   $15,602             $11,945
10/31/93 $12,891                   $16,034             $13,971
11/30/93 $12,901                   $15,130             $13,754
12/31/93 $14,054                   $15,873             $15,017
1/31/94  $14,085                   $16,922             $15,002
2/28/94  $13,375                   $16,706             $14,264
3/31/94  $13,643                   $15,989             $14,753
4/30/94  $12,059                   $16,486             $12,941
5/31/94  $12,800                   $16,531             $13,729
6/30/94  $12,101                   $16,488             $13,049
7/31/94  $11,977                   $16,804             $12,886
8/31/94  $12,697                   $17,313             $13,666
9/30/94  $14,198                   $16,861             $15,259
10/31/94 $12,810                   $17,344             $13,677
11/30/94 $11,124                   $16,595             $11,943
12/31/94 $11,700                   $16,759             $12,494
1/31/95  $10,306                   $16,510             $10,965
2/28/95  $10,967                   $16,754             $11,647
3/31/95  $12,630                   $17,565             $13,535
4/30/95  $12,454                   $18,181             $13,271
5/31/95  $12,836                   $18,340             $13,729
6/30/95  $12,846                   $18,338             $13,744
7/31/95  $12,929                   $19,259             $13,836
8/31/95  $13,063                   $18,833             $13,911
9/30/95  $13,198                   $19,385             $14,043
10/31/95 $11,411                   $19,084             $12,139
11/30/95 $12,681                   $19,750             $13,628
12/31/95 $12,783                   $20,331             $13,641
1/31/96  $15,036                   $20,703             $16,091
2/29/96  $15,315                   $20,832             $16,345
3/31/96  $15,211                   $21,183             $16,301
4/30/96  $15,160                   $21,685             $16,250
5/31/96  $15,780                   $21,707             $16,601
6/30/96  $13,351                   $21,821             $14,085
7/31/96  $13,134                   $21,054             $13,939
8/31/96  $13,660                   $21,300             $14,188
9/30/96  $12,771                   $22,138             $12,934
10/31/96 $12,771                   $22,296             $13,115
11/30/96 $12,606                   $23,550             $13,097
12/31/96 $12,431                   $23,177             $12,736

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The chart begins on 8/31/88 because it is the date nearest the fund's 8/17/88 inception date for which index return data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.




PORTFOLIO AT A GLANCE
                           12/31/96   12/31/95
Number of Companies           55         36
Portfolio Turnover            45%        28%
Expense Ratio                0.62%      0.61%

+ From the fund's inception through February 1996, the fund's benchmark was the Benham North American Gold Equities Index. From March 1996 to the present, the fund's benchmark has been the FT-SE(R) Gold Mines Index.

Annual Report                                                  Global Gold     5


                                   GLOBAL GOLD


Management Q & A

   An interview with Bill Martin, senior portfolio manager of American Century Global Gold.




How did the fund perform?


   When you consider the fact that gold bullion was down by 5% for the year, the fund's performance wasn't too bad. For the fiscal year ended December 31, 1996, the fund returned -2.76%. While this was considerably better than the -6.63% return of its benchmark+, it was significantly lower than the 7.52% average return for the 43 "Gold-Oriented Funds" tracked by Lipper Analytical Services.




Why was the Lipper average return so much higher than the fund's one-year return?


   A few gold stock funds pulled up the overall average by investing in more speculative exploration companies, several of which paid off in 1996. Our fund invests primarily in established, large-cap gold-producing companies with proven earnings records. The fund's five-year and life-of-fund performance figures (listed on page 5) show that over the long haul the fund's return has pretty much kept pace with that of the average gold fund.


[bar graph data]

   GLOBAL GOLD FISCAL YEAR-BY-YEAR RETURNS (Periods ended December 31)

         Global Gold       FT-SE Gold Mines Index

'88       -8.63%                    -8.13%
'89       29.93%                    34.14%
'90      -19.34%                   -18.84%
'91      -11.23%                   -10.14%
'92       -8.65%                    -8.16%
'93       81.22%                    81.94%
'94      -16.75%                   -16.80%
'95        9.25%                     9.18%
'96       -2.76%                    -6.63%


This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the benchmark's returns. The fund's total returns include operating expenses, while the benchmark's returns do not.

* Return from 8/31/88 (the date nearest the fund's inception for which benchmark return data are available) to 12/31/88.

+ From inception through February 1996, the fund's benchmark was the Benham North American Gold Equities Index. From March 1996 to the present, the fund's benchmark has been the FT-SE(R) Gold Mines Index. For more information about the fund's benchmark, see the Background Information on page 28.


6     Global Gold                                   American Century Investments



                                   GLOBAL GOLD


But the fund did outperform its benchmark index. Why?


   Though about 80% of the fund is designed to track the performance of its benchmark index, we do have the flexibility to slightly overweight or underweight specific stocks or regions. During the year, the fund had a consistent underweighting versus the benchmark in South African gold stocks, which significantly underperformed both North American and Australian gold stocks (see page 3).

   The remaining 20% of the portfolio may be invested in gold companies not included in the fund's benchmark index. This non-index portion of the fund's holdings was geared toward the stocks of mid- and small-cap gold producers and was a key factor in the fund's outperformance versus the benchmark. Two companies in particular--Getchell Gold and Euro-Nevada, which both reported large increases in gold reserves--returned about 72% and 65%, respectively, helping boost the fund's return.




In your opinion, what is the outlook for gold bullion in 1997?


   We consider it unlikely that gold prices will rally significantly in 1997. Though the trend toward stronger global economic growth should spur solid demand for gold jewelry, gold's popularity as an inflation hedge has been tarnished by the proliferation of financial instruments such as inflation-indexed bonds and other securities that allow investors exposure to foreign currencies and interest rates. We expect to see more volatility in gold prices than we have over the past two years, with gold developing a new and much broader trading range, somewhere between $330 an ounce, which has recently proven to be a strong support level, and $400, where investor demand drops sharply and producer selling surges.

   One key to gold's performance going forward will be whether or not European central banks are allowed to sell gold reserves as a means of writing off portions of government debt to reduce budget deficits as European monetary union approaches. There is a good chance that this sort of "creative accounting" will not be allowed, but until a decision is made, concerns about large potential gold sales will continue to cast a gloom over the market, likely causing gold to trade at the lower end of its new range.

   On the other hand, if Europe's central banks are not allowed to sell gold as a means of meeting the monetary union criteria, they could become more aggressive in easing already low interest rates to further stimulate economic growth. Lower real interest rates could spur demand for gold by lowering the "opportunity cost" of holding it--that is, people are more inclined to hold gold when financial instruments such as bonds are yielding relatively little.



 TOP TEN HOLDINGS         % of fund investments
                            As of      As of
                           12/31/96    6/30/96
Barrick Gold Corp.           16.0%     14.4%
Newmont Mining Corp.          9.0%      9.5%
Placer Dome, Inc.             8.7%      8.4%
TVX Gold, Inc.                4.0%      3.2%
Santa Fe Gold Corp.           4.0%      3.7%
Driefontein Consolidated Ltd. 3.9%      4.5%
Homestake Mining Co.          3.2%      3.9%
Getchell Gold Corporation     3.1%      2.9%
Euro-Nevada Mining Co., Ltd.  3.1%      2.4%
Vaal Reefs Exploration &
   Mining Company Ltd.        2.8%      3.0%


Annual Report                                                  Global Gold     7


                                   GLOBAL GOLD


What about the outlook for gold stocks?


   We think the performance of large-cap gold stocks will be unexciting. Because large-cap gold companies have more predictable cash flows and production levels, their stock prices tend to track the movements of bullion much more closely than small-cap gold stocks, which are largely driven by investor sentiment and new gold finds. But there should continue to be selective opportunities for attractive returns in some mid- and small-cap gold stocks going forward.




What are your plans for the fund over the next six months?


   We are looking toward a more diversified exposure to small gold producers and exploration companies to round out the fund's portfolio. We also want to increase the fund's weighting in small-cap stocks to help insulate it from the effects of movements in the gold bullion market. We plan to maintain the fund's underweighting in South African gold stocks. Though we believe there is still good potential value in the South African market, we feel that significant management restructuring will be needed in order to unlock that value and improve profit margins in the region.


[pie charts]

   GEOGRAPHIC COMPOSITION (as of 12/31/96)

   Canada 47%
   U.S. 24%
   South Africa 18%
   Australia 9%
   Ghana 2%

   GEOGRAPHIC COMPOSITION (as of 6/30/96)

   Canada 43%
   U.S. 27%
   South Africa 20%
   Australia 8%
   Ghana 2%


8     Global Gold                                   American Century Investments


                             SCHEDULE OF INVESTMENTS
                                   GLOBAL GOLD

DECEMBER 31, 1996

Shares                                       Value
--------------------------------------------------------------------------------


 COMMON STOCKS &WARRANTS

AUSTRALIA--8.6%
 1,911,000  Acacia Resources Limited(1)  $  3,722,150
   100,000  Goldfields Limited(1)             194,775
 1,866,578  New Crest Mining Limited        7,419,648
 8,549,500  Normandy Mining Limited        11,826,523
 2,200,000  Placer Pacific Limited          3,253,140
 1,425,000  Plutonic Resources Ltd.         6,627,319
   675,000  Sons of Gwalia NL               3,987,124
                                           ----------
                                           37,030,679
                                           ----------
CANADA--47.4%
   150,000  Arizona Star Resource Corp.(1)  1,121,853
   145,000  Banro Resource Corporation
               Warrants(1)                    423,203
 2,404,066  Barrick Gold Corp.             69,116,898
   349,000  Battle Mountain Gold Co.        2,399,375
   175,000  Bema Gold Corp.(1)              1,034,294
   630,000  Bre-X Minerals Ltd.(1)          9,975,192
   492,400  Cambior, Inc.(1)                7,257,506
   100,000  Dayton Mining Corp.(1)            663,991
 1,234,800  Echo Bay Mines, Ltd.            8,180,550
   450,000  Euro-Nevada Mining Co., Ltd.   13,429,350
    50,000  Franco Nevada Mining, Ltd.      2,289,310
   400,000  Goldcorp, Inc.(1)               3,429,405
   400,000  Golden Knight Resources, Inc.(1)1,926,304
   250,000  Greenstone Resources Ltd.(1)    2,909,522
   350,000  Indochina Goldfields (Acquired
             6-13-96, Cost $3,835,616)(1)(2)4,111,638
   448,800  Kinross Gold Corp.(1)           3,176,606
   677,000  Meridian Gold Inc.(1)           2,784,845
   566,300  Miramar Mining(1)               2,479,251
   350,000  Nevsun Resources Ltd.(1)        1,991,974
 1,722,600  Placer Dome, Inc.              37,466,550
   191,100  Prime Resources                 1,352,606
   100,000  Romarco Mineral, Inc.(1)          397,665
 1,169,500  Royal Oak Mines(1)              3,800,875
   470,000  South Pacific Resources
               Corporation(1)               1,080,263
 2,232,200  TVX Gold, Inc.(1)              17,426,970
    88,100  Viceroy Resources Corp.(1)        392,133


Shares                                       Value
--------------------------------------------------------------------------------

 2,000,000  William Resources Inc.
               Subscription Receipts(1)$    1,576,067
   750,000  Yamana Resources, Inc.(1)       2,325,793
   250,000  Yamana Resources, Inc. Warrants(1)246,261
                                           ----------
                                          204,766,250
                                           ----------
GHANA--2.1%
   743,777  Ashanti Goldfields GDR (Acquired
               4-19-94 through 4-2-96,
               Cost $10,683,350)(2)         9,204,233
                                           ----------
SOUTH AFRICA--18.4%
   842,892  Avgold Ltd.(1)                  2,252,036
   705,000  Beatrix Mines Limited           4,407,663
 1,585,000  Driefontein Consolidated Ltd.  16,685,102
   760,000  Elandsrand Gold Mining
               Company Ltd.                 3,736,240
   475,000  Free State Consolidated Gold
               Mines Limited                3,477,343
   957,000  Kloof Gold Mining Company Ltd.  7,793,460
   475,000  Randfontein Estates Gold Mining
               Company Witwaterstrand Ltd.  2,456,984
   190,000  Southvaal Holdings Limited      5,543,443
   190,000  Vaal Reefs Exploration & Mining
               Company Ltd.                12,183,392
   875,000  Western Areas Gold Mining
               Company Ltd.                12,063,161
   285,000  Western Deep Levels Limited     8,726,355
                                           ----------
                                           79,325,179
                                           ----------
UNITED STATES--23.5%
   368,100  Crown Resources, Inc.(1)        2,254,613
   205,500  Freeport-McMoRan Copper &
               Gold, Inc. CI A              5,779,687
   352,100  Getchell Gold Corporation(1)   13,511,837
   961,276  Homestake Mining Co.           13,698,183
   866,088  Newmont Mining Corp.           38,757,438
   246,800  Pegasus Gold, Inc.(1)           1,866,425
 1,130,900  Santa Fe Gold Corp.            17,387,588
   500,000  Stillwater Mining Co. (Acquired
            8-18-95, Cost $10,750,000)(1)(2)8,550,000
                                           ----------
                                          101,805,771
                                           ----------
TOTAL INVESTMENT SECURITIES--100.0%      $432,132,112
   (Cost $410,844,533)                   ============

See Notes to Financial Statements


Annual Report                                                  Global Gold     9


                             SCHEDULE OF INVESTMENTS
                                   GLOBAL GOLD

DECEMBER 31, 1996

Notes to Schedule of Investments
GDR = Global Depositary Receipt
(1)  Non-income producing.
(2) Securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1996, was $21,865,871, which represents 5.1% of net assets.

See Notes to Financial Statements

10    Global Gold                                   American Century Investments


                            GLOBAL NATURAL RESOURCES


                                                                        6 MONTHS(1)     1 YEAR     LIFE OF FUND(2)


 AVERAGE ANNUAL RETURNS (as of December 31, 1996)
Global Natural Resources ...............................................   7.77%        15.45%         11.15%
Fund Benchmark .........................................................   7.19%        15.95%         12.19%(3)
Average Natural Resources Fund(4) ......................................  13.25%        32.39%         18.31%
Fund's Ranking Among Natural Resources Funds(4) ........................    --       34 out of 40   24 out of 30


(1)  Not annualized.
(2)  Inception date was September 15, 1994.
(3) For the period from 9/30/94 (the date nearest the fund's inception for which benchmark returns are available) to 12/31/96.
(4)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the fund's benchmark and Lipper fund rankings.

[mountain graph data]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 12/31/96

Fund Benchmark
$12,956

Global Natural Resources
$12,925

DJWSI
$12,712

           Fund Benchmark  Global Natural Resources        DJWSI

Sep-94     $10,000                 $10,000                 $10,000
Oct-94     $10,398                 $10,355                 $10,267
Nov-94     $9,743                  $9,737                  $9,762
Dec-94     $9,711                  $9,789                  $9,815
Jan-95     $9,524                  $9,616                  $9,597
Feb-95     $9,700                  $9,789                  $9,699
Mar-95     $10,157                 $10,227                 $10,139
Apr-95     $10,535                 $10,644                 $10,480
May-95     $10,584                 $10,675                 $10,557
Jun-95     $10,409                 $10,471                 $10,526
Jul-95     $10,892                 $10,975                 $11,009
Aug-95     $10,575                 $10,625                 $10,803
Sep-95     $10,673                 $10,728                 $11,022
Oct-95     $10,441                 $10,532                 $10,857
Nov-95     $10,834                 $10,913                 $11,185
Dec-95     $11,173                 $11,199                 $11,496
Jan-96     $11,402                 $11,335                 $11,709
Feb-96     $11,378                 $11,429                 $11,733
Mar-96     $11,818                 $11,870                 $11,888
Apr-96     $12,217                 $12,228                 $12,177
May-96     $12,183                 $12,143                 $12,160
Jun-96     $12,086                 $11,996                 $12,172
Jul-96     $11,670                 $11,636                 $11,681
Aug-96     $11,921                 $11,869                 $11,805
Sep-96     $12,283                 $12,113                 $12,271
Oct-96     $12,553                 $12,526                 $12,284
Nov-96     $13,039                 $12,970                 $12,938
Dec-96     $12,956                 $12,925                 $12,712

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The chart begins on 9/30/94 because it is the date nearest to the fund's 9/15/94 inception date for which benchmark return data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.


PORTFOLIO AT A GLANCE
                           12/31/96   12/31/95
Number of Companies           93         86
Portfolio Turnover            53%        39%
Expense Ratio                0.76%      0.76%


Annual Report                                     Global Natural Resources    11


                            GLOBAL NATURAL RESOURCES


Management Q & A

   An interview with Joe Sterling, portfolio manager of American Century Global Natural Resources.




How did the fund perform?


   For the fiscal year ended December 31, 1996, the fund had a total return of 15.45%, compared to the 32.39% average return for the 40 "Natural Resources Funds" tracked by Lipper Analytical Services. The fund's return was more comparable to that of its benchmark (a composite of the basic materials and energy sectors of the Dow Jones World Stock Index), which returned 15.95% for the period.




Why was the Lipper average return so much higher than the fund's return?


   Many members of the fund's Lipper peer group invest almost exclusively in energy-related stocks, which were far and away the best performers in the natural resources category during the year. While the fund does invest a majority of its assets in energy-related stocks, it also has a significant weighting in basic materials stocks, such as steel, paper and precious metals, which had negative returns for the year.

   In  addition,  the fund  tends to hold  stocks  of  large  natural  resources companies based in countries with well-developed economies. Though this structure is intended to give investors a broad representation of global natural resources stocks, it limits the fund's exposure to small-cap stocks.


[bar graph data]

GLOBAL NATURAL RESOURCES
   FISCAL YEAR-BY-YEAR RETURNS (Periods ended December 31)

         Global Natural Resources   DJWSI+
'94      -2.11%                    -2.89%
'95      14.41%                    15.06%
'96      15.45%                    15.95%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the benchmark's returns. The fund's total returns include operating expenses, while the benchmark's returns do not. See page 28 for a description of the benchmark.

* Return from 9/30/94 (the date nearest the fund's inception for which benchmark return data are available) to 12/31/94.




12    Global Natural Resources                      American Century Investments


                            GLOBAL NATURAL RESOURCES




How was the fund positioned during the period?


   The fund's structure was similar to that of its benchmark, but we maintained several key under- and overweightings that benefited the fund. First, the fund maintained underweightings in the paper and steel sectors, which both performed poorly (see the discussion on page 4).

   The fund was also underweighted in Japanese natural resources stocks, which turned in the worst performance among the world's developed markets in 1996. On top of the fact that the Japanese economy has been mired in a recession for the past five years, Japan's natural resources firms have never been very competitive on a global level, partially because the country is not particularly rich in natural resources. Though Japanese companies are currently attempting to become more competitive by branching out into natural resources exploration and production, in the past they have typically not owned or operated natural resources properties. Instead, they purchased resources from others and resold them in their home markets.




The fund's weighting in U.S. stocks increased during the year. Why?


   Actually, we were looking to increase our holdings in oil services companies, and many of these happened to be U.S. companies with global exposure. With the expectation that oil services companies will continue to see strong demand and pricing globally, we feel that selected stocks in this sector may perform very well in 1997.



TOP TEN HOLDINGS          % of fund investments
                            As of      As of
                           12/31/96    6/30/96
Exxon Corp.                  7.6%       7.6%
Royal Dutch Petroleum        6.7%       7.0%
British Petroleum Co. plc    4.2%       3.0%
Mobil Corp.                  3.4%       4.0%
Chevron Corp.                2.7%       3.8%
Schlumberger, Ltd.           2.5%       2.3%
Ente Nazionale               2.3%        --
Texaco Inc.                  2.2%       2.2%
Amoco Corp.                  2.1%       2.5%
Total-Cie Franc Des          1.8%       1.8%



Were you able to add any emerging markets stocks to the fund's portfolio?


   Yes. We bought stock in Southern Peru Copper Corp., which operates one of the highest-yielding and efficient copper operations in the world. With estimated 1996 cash cost of production at $0.47 per pound, they are also one of the world's lowest-cost copper producers. An added attraction was the stock's low valuation relative to its peers.

   We also added some shares of Tubos de Acero, a Mexican oil service/steel company that makes seamless steel pipes used in oil and gas exploration projects. With fast-growing exploration and production companies such as Pemex (the Mexican national oil company), Petrobas and YPF (a large Argentine oil conglomerate) on its customer list, we feel the company is well positioned to benefit from increased drilling activity in Mexico, Brazil and Argentina.




What do you think is ahead for natural resources stocks in 1997?


   On the demand side, global economic growth should continue to be fairly stable. Consensus estimates predict European economic growth of about 2.5%, with the U.S. at about 2.8%, Latin America at 4%, and Asia (excluding Japan) at about 6.5%. The wild card is Japan, where dismal economic growth may slow even further in the coming year. Overall, these growth estimates point to generally greater natural resources consumption in 1997, which we believe should benefit natural resource-based companies. One possible


Annual Report                                     Global Natural Resources    13


threat to this scenario would be sharply accelerating growth, which could trigger aggressive interest rate increases by the world's major central banks. This would likely have negative implications for stocks in general, since higher rates make bonds an attractive alternative to stocks.




What are your plans for the fund over the next six months?


   With the return of Iraq to the world oil market and the end of winter approaching, we expect that oil inventories will begin to build toward more normal levels, helping oil prices to moderate. We may therefore look to cut back on some of the fund's energy-related stocks in the coming months. At the same time, we feel that oil refiners have the potential to improve their earnings as oil prices moderate and partnerships like the BP/Mobil joint venture (discussed on page 4) begin to exhibit their cost-saving potential. We may also look to expand our basic materials holdings, especially the stocks of base metals, for which we expect to see stable demand in the U.S. We also think there are opportunities for continued growth in natural gas stocks going forward. This should be fueled by (1) continued steady demand for natural gas and (2) the likelihood of continued merger activity between the electric utility and natural gas industries.


[pie charts]

INDUSTRY WEIGHTINGS (as of 12/31/96)     GEOGRAPHIC COMPOSITION (as of 12/31/96)

Energy 72%                               U.S. 51%
Basic Materials 28%                      Europe 28%
                                         Asia/Pacific 9%
                                         Americas (excluding U.S.) 9%
                                         South Africa 3%

INDUSTRY WEIGHTINGS (as of 6/30/96)      GEOGRAPHIC COMPOSITION (as of 6/30/96)

Energy 59%                               U.S. 46%
Basic Materials 41%                      Europe 27%
                                         Asia/Pacific 15%
                                         Americas (excluding U.S.) 9%
                                         South Africa 3%

14    Global Natural Resources                      American Century Investments


                             SCHEDULE OF INVESTMENTS
                            GLOBAL NATURAL RESOURCES

DECEMBER 31, 1996

Shares                                       Value
--------------------------------------------------------------------------------


COMMON STOCKS

AUSTRALIA--2.0%
Basic Materials
     28,030 CRA Limited                   $   440,106
     60,876 WMC Limited                       383,784
     70,000 Woodside Petroleum Ltd.           511,423
                                            ---------
                                            1,335,313
                                            ---------
AUSTRIA--0.7%
Energy
      4,000 OMV AG                            451,157
                                            ---------
CANADA--7.7%
Basic Materials
     20,000 Inco Ltd.                         637,500
     18,600 Placer Dome, Inc.                 404,550
     10,000 Potash Corp. of Saskatchewan Inc. 850,000
     12,800 Rio Algom Ltd.                    288,000
     35,000 TVX Gold, Inc.(1)                 273,258
Energy
     40,000 Anderson Exploration Ltd.(1)      516,600
     28,000 Canadian Natural Resources Ltd.(1)768,187
     18,600 Norcen Energy Resources, Inc.     412,583
     15,000 Renaissance Energy Ltd.(1)        510,580
     48,000 Tarragon Oil & Gas Ltd.(1)        525,355
                                            ---------
                                            5,186,613
                                            ---------
FRANCE--3.9%
Basic Materials
      2,200 Imetal                            324,701
Energy
     12,000 Elf Aquitaine SA                1,092,023
     15,250 Total-Cie Franc Des             1,239,981
                                            ---------
                                            2,656,705
                                            ---------
GERMANY--2.2%
Basic Materials
        800 DeGussa AG                        361,818
      1,414 Viag AG                           554,582
Energy
     13,000 RWE AG                            550,390
                                            ---------
                                            1,466,790
                                            ---------


Shares                                       Value
--------------------------------------------------------------------------------

ITALY--2.3%
Energy
    300,000 Ente Nazionale(1)              $1,538,538
                                            ---------
JAPAN--5.3%
Basic Materials
    180,000 NKK Corporation(1)                404,721
     47,000 Nippon Paper Industries           218,642
    223,000 Nippon Steel Corporation          657,012
     34,000 Oji Paper Co. Ltd.                214,697
    136,000 Sumitomo Metals Industries        333,908
    100,000 Toho Zinc                         430,737
Energy
     80,000 Cosmo Oil Company                 383,873
    100,000 Japan Energy Corporation          271,365
     32,000 Mitsubishi Oil Company            191,041
     50,000 Nippon Oil Company                256,289
     17,000 Tonen Corporation                 197,708
                                            ---------
                                            3,559,993
                                            ---------
MALAYSIA--0.3%
Basic Materials
    200,000 Malaysia Mining Corporation Bhd   231,287
                                            ---------
MEXICO--0.6%
Basic Materials
     25,000 Tubos de Acero de Mexico SA
               ADR(1)                         396,875
                                            ---------
NETHERLANDS--6.7%
Energy
     25,900 Royal Dutch Petroleum           4,539,206
                                            ---------
NEW ZEALAND--1.0%
Basic Materials
    111,600 Carter, Holt, Harvey              253,022
Energy
    150,000 Fletcher Challenge Energy         434,375
                                            ---------
                                              687,397
                                            ---------
NORWAY--0.7%
Energy
     26,200 Saga Petroleum ASA CI A           437,914
                                            ---------

See Notes to Financial Statements


Annual Report                                     Global Natural Resources    15


                             SCHEDULE OF INVESTMENTS
                            GLOBAL NATURAL RESOURCES

DECEMBER 31, 1996

Shares                                       Value
--------------------------------------------------------------------------------

PERU--0.5%
Basic Materials
     25,000 Southern Peru Copper Corp.    $   365,625
                                            ---------
SOUTH AFRICA--2.8%
Basic Materials
      7,000 Anglo American Corp. of
               South Africa                   385,273
     23,000 Driefontein Consolidated Ltd.     242,118
     95,000 Gencor                            345,196
      8,000 Gold Fields of South Africa       220,584
     35,000 Sasol Ltd.                        415,197
      4,000 Vaal Reefs Exploration & Mining
               Company Ltd.                   256,492
                                            ---------
                                            1,864,860
                                            ---------
SOUTH KOREA--0.3%
Basic Materials
     11,000 Pohang Iron & Steel ADR           222,750
                                            ---------
SPAIN--1.3%
Energy
     22,000 Respol SA                         843,483
                                            ---------
SWEDEN--1.4%
Basic Materials
     14,000 Assidoman(1)                      388,892
     20,000 Stora Kopparbergs Bergslags
               Aktiebolag CI A                274,856
     19,000 Trelleborg AB                     251,390
                                            ---------
                                              915,138
                                            ---------
UNITED KINGDOM--8.7%
Basic Materials
    140,000 British Steel                     384,799
     75,000 Bunzl                             300,544
     50,000 RTZ Corporation                   801,878
Energy
    235,093 British Petroleum Co. plc       2,820,190
     75,000 Enterprise Oil plc                832,917
    175,000 Lasmo                             713,256
                                            ---------
                                            5,853,584
                                            ---------


Shares                                       Value
--------------------------------------------------------------------------------

UNITED STATES--47.6%
Basic Materials
     14,800 Cyprus Amax Minerals Co.      $   345,950
     15,000 Fort Howard Corp.(1)              415,313
     10,999 Freeport-McMoRan Copper &
               Gold, Inc. CI B                328,595
     10,600 Halliburton Co.                   638,650
     13,000 Input/Output Inc.(1)              240,500
     10,000 International Paper Co.           403,750
      6,800 Mead Corp.                        395,250
     10,100 Newmont Mining Corp.              451,975
     11,000 Nucor Corp.                       561,000
      5,500 Reynolds Metals Co.               310,063
      8,000 Weyerhaeuser Co.                  379,000
      7,500 Willamette Industries, Inc.       522,188
Energy
     17,000 Amerada Hess Corp.                983,875
     17,600 Amoco Corp.                     1,416,800
     13,000 Anadarko Petroleum Corp.          841,750
      5,000 Atlantic Richfield Co.            662,500
     11,200 Burlington Resources, Inc.        564,200
     28,000 Chevron Corp.                   1,820,000
     31,800 Dresser Industries, Inc.          985,800
     10,000 El Paso Natural Gas Co.           505,000
     11,000 Enron Corp.                       474,375
     10,000 Ensco International Inc.(1)       485,000
     52,000 Exxon Corp.                     5,096,000
     12,000 Kerr-McGee Corp.                  864,000
     15,000 Louisiana Land & Exploration      804,375
     18,500 Mobil Corp.                     2,261,625
     24,000 Newfield Exploration Co.(1)       624,000
     35,000 Noble Drilling Corp.(1)           695,625
     26,000 Occidental Petroleum Corp.        607,750
     20,000 PanEnergy Corp.                   900,000
     13,700 Phillips Petroleum Co.            606,225
     14,000 Pogo Producing Co.                661,500
     17,000 Schlumberger, Inc.              1,697,875
     15,000 Smith International Inc.(1)       673,125


See Notes to Financial Statements


16    Global Natural Resources                      American Century Investments


                             SCHEDULE OF INVESTMENTS
                            GLOBAL NATURAL RESOURCES

DECEMBER 31, 1996

Shares                                       Value
--------------------------------------------------------------------------------

     15,000 Texaco Inc.                  $  1,471,875
     13,000 Transocean Offshore               814,125
     18,000 Union Pacific Resources           526,500
                                            ---------
                                           32,036,134
                                            ---------
TOTAL COMMON STOCKS--96.0%                 64,589,362
   (Cost $59,526,021)                       ---------


 TEMPORARY CASH INVESTMENTS--4.0%
   Repurchase Agreement, Morgan Stanley & Co. Inc.,
      (U.S. Treasury obligations), in a joint trading
      account at 6.25%, dated 12-31-96, due
      1-2-97 (Delivery value $2,700,938)    2,700,000
   (Cost $2,700,000)                        ---------

TOTAL INVESTMENT SECURITIES--100.0%        $67,289,362
   (Cost $62,226,021)                      ===========

Notes  to  Schedule  of  Investments
ADR  =  American  Depositary  Receipt
(1) Non-income producing.


See Notes to Financial Statements


Annual Report                                     Global Natural Resources    17


                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                                     GLOBAL            GLOBAL
                                                                                      GOLD        NATURAL RESOURCES

DECEMBER 31, 1996


 ASSETS
Investment securities, at value (identified cost of $410,844,533 and
     $62,226,021, respectively) (Note 3) ........................................  $432,132,112     $67,289,362
Cash ............................................................................            --         54,555
Receivable for investments sold .................................................     5,400,483              --
Dividends and interest receivable ...............................................       537,937          97,910
Prepaid expenses and other assets ...............................................         7,453          24,098
                                                                                   ------------    ------------
                                                                                    438,077,985      67,465,925
                                                                                   ------------    ------------

 LIABILITIES
Disbursements in excess of demand deposit cash ..................................     1,480,639         161,638
Bank overdraft ..................................................................     3,172,037              --
Payable for investments purchased ...............................................            --       1,167,012
Payable for capital shares redeemed .............................................       572,270          66,940
Payable to affiliates (Note 2) ..................................................       237,027          36,388
Accrued expenses and other liabilities ..........................................        29,463          12,561
                                                                                   ------------    ------------
                                                                                      5,491,436       1,444,539
                                                                                   ------------    ------------
Net Assets Applicable to Outstanding Shares .....................................  $432,586,549     $66,021,386
                                                                                   ============    ============

 CAPITAL SHARES, $10.00 PAR VALUE
Authorized ...................................................................... 2,000,000,000   2,000,000,000
                                                                                   ============    ============
Outstanding .....................................................................    38,181,507       5,542,442
                                                                                   ============    ============
Net Asset Value Per Share .......................................................        $11.33          $11.91
                                                                                   ============    ============

 NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .........................................  $407,745,080     $60,513,652
Undistributed net investment income .............................................       345,530          31,595
Accumulated undistributed net realized gain from investments and
     foreign currency transactions ..............................................     3,211,312         411,802
Net unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies (Note 3) ........................    21,284,627       5,064,337
                                                                                   ------------    ------------
                                                                                   $432,586,549     $66,021,386
                                                                                   ============    ============


See Notes to Financial Statements


18    Statements of Assets and Liabilities          American Century Investments

                            STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

                                                                                       GLOBAL           GLOBAL
                                                                                        GOLD      NATURAL RESOURCES

 INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $291,493 and $79,696, respectively) ...  $5,573,395      $1,135,467
Interest ..........................................................................     348,475          73,704
                                                                                      ---------       ---------
                                                                                      5,921,870       1,209,171
                                                                                      ---------       ---------
Expenses (Note 2):
Investment advisory fees ..........................................................   1,645,729         167,049
Transfer agency fees ..............................................................     644,392         113,382
Administrative fees ...............................................................     525,854          45,527
Printing and postage ..............................................................     255,981          16,614
Custodian fees ....................................................................     127,595          43,077
Registration and filing fees ......................................................      52,223          25,297
Auditing and legal fees ...........................................................      38,133           6,966
Telephone expenses ................................................................      73,936           7,681
Directors' fees and expenses ......................................................      16,118           8,930
Organizational expenses ...........................................................          --           9,207
Other operating expenses ..........................................................      33,998          13,439
                                                                                      ---------       ---------
  Total expenses ..................................................................   3,413,959         457,169
Custodian earnings credits (Note 4) ...............................................     (26,730)         (5,382)
Amount waived .....................................................................          --         (92,956)
                                                                                      ---------       ---------
  Net expenses ....................................................................   3,387,229         358,831
                                                                                      ---------       ---------
Net investment income. ............................................................   2,534,641         850,340
                                                                                      ---------       ---------

 REALIZED AND UNREALIZED GAIN (LOSS) ON

 INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
  Investments .....................................................................  65,250,516       1,507,149
  Foreign currency transactions ...................................................     (56,005)          2,767
                                                                                      ---------       ---------
                                                                                     65,194,511       1,509,916
                                                                                      ---------       ---------
Change in net unrealized appreciation (depreciation) on:
  Investments ..................................................................... (75,029,773)      3,423,082
  Translation of assets and liabilities in foreign currencies .....................      (3,403)          2,915
                                                                                      ---------       ---------
                                                                                    (75,033,176)      3,425,997
                                                                                      ---------       ---------
Net realized and unrealized gain (loss) on
investments and foreign currency ..................................................  (9,838,665)      4,935,913
                                                                                      ---------       ---------
Net Increase (Decrease) in Net Assets
Resulting from Operations. ........................................................ $(7,304,024)     $5,786,253
                                                                                      =========       =========

See Notes to Financial Statements


Annual Report                                     Statements of Operations    19

                       STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1996
AND DECEMBER 31, 1995
                                                                 GLOBAL                         GLOBAL
                                                                  GOLD                    NATURAL RESOURCES

Increase (Decrease) in Net Assets                        1996            1995            1996           1995

 OPERATIONS
Net investment income .............................$    2,534,641 $       990,117   $     850,340 $     479,241
Net realized gain (loss) on investments and foreign
  currency transactions ...........................    65,194,511     (18,376,439)      1,509,916       407,901
Change in net unrealized appreciation (depreciation) on
  investments and translation of assets and liabilities
  in foreign currencies ...........................   (75,033,176)     62,195,695       3,425,997     2,144,025
                                                       ----------      ----------      ----------    ----------
Net increase (decrease) in net assets resulting
  from operations .................................    (7,304,024)     44,809,373       5,786,253     3,031,167
                                                       ----------      ----------      ----------    ----------

 DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........................    (2,133,106)       (374,822)       (823,849)     (380,010)
From net realized gains from investment
  transactions ....................................   (23,423,049)             --      (1,137,854)     (375,581)
                                                       ----------      ----------      ----------    ----------
Decrease in net assets from distributions .........   (25,556,155)       (374,822)     (1,961,703)     (755,591)
                                                       ----------      ----------      ----------    ----------

 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........................   591,451,544     634,985,010      82,201,900    37,771,225
Proceeds from reinvestment of distributions .......    22,848,730         339,282       1,095,990       721,605
Payments for shares redeemed ......................  (686,546,686)   (710,095,220)    (51,258,512)  (29,582,694)
                                                       ----------      ----------      ----------    ----------
Net increase (decrease) in net assets from
  capital share transactions ......................   (72,246,412)    (74,770,928)     32,039,378     8,910,136
                                                       ----------      ----------      ----------    ----------
Net increase (decrease) in net assets .............  (105,106,591)    (30,336,377)     35,863,928    11,185,712


 NET ASSETS
Beginning of year .................................   537,693,140     568,029,517      30,157,458    18,971,746
                                                       ----------      ----------      ----------    ----------
End of year .......................................  $432,586,549    $537,693,140     $66,021,386   $30,157,458
                                                      ===========     ===========      ==========    ==========
Undistributed net investment income ...............      $345,530              --         $31,595        $5,798
                                                      ===========     ===========      ==========    ==========

 TRANSACTIONS IN SHARES OF THE FUNDS
Sold ..............................................    43,103,702      52,760,173       7,111,409     3,649,431
Issued in reinvestment of distributions ...........     2,023,411          27,188          93,973        68,911
Redeemed ..........................................   (50,429,618)    (59,426,047)     (4,492,484)   (2,862,561)
                                                       ----------      ----------      ----------    ----------
Net increase (decrease) ...........................    (5,302,505)     (6,638,686)      2,712,898       855,781
                                                      ===========     ===========      ==========    ==========

See Notes to Financial Statements


20    Statements of Changes in Net Assets           American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996


1. Organization and Summary of Significant Accounting Policies

   Organization--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Global Gold and Global Natural Resources (the Funds) are two of the five funds issued by the Corporation. The Funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. On February 12, 1996, shareholders of Global Gold approved proposals to change the Fund's investment objective, name and benchmark index. Prior to that date, the Fund focused on investments in North American gold-producing companies. Accordingly, it's benchmark index was changed from the Benham North American Gold Equities Index to the FT-SE Gold Mines Index, which is composed of gold company stocks from around the world. Global Natural Resources' investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries. The Funds invest primarily in equity securities. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

   Foreign Currency Transactions--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

   Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

   Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

   Forward Foreign Currency Exchange Contracts--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

   Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.


Annual Report                                Notes to Financial Statements    21


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

   Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with BMC and American Century Investment Management, Inc., may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

   Income Tax Status--It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

   Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are declared and paid annually.

   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

   Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment advisor, BMC, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation (ACSC).

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   Organization Costs--Costs incurred by Global Natural Resources in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending September 1999.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

   The Corporation has entered into an Investment Advisory Agreement with BMC that provides the Funds with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of the Corporation's officers and directors who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Corporation's average daily closing net assets to the following annualized investment advisory fee schedule.

         0.50% of the first $100 million
         0.45% of the next $100 million
         0.40% of the next $100 million
         0.35% of the next $100 million
         0.30% of the next $100 million
         0.25% of the next $1 billion
         0.24% of the next $1 billion
         0.23% of the next $1 billion
         0.22% of the next $1 billion
         0.21% of the next $1 billion
         0.20% of the next $1 billion
         0.19% of the average daily net assets over $6.5 billion

   Additionally, Global Natural Resources pays the following annual investment advisory fee to BMC based on its average daily closing net assets:

         0.05% of the first $500 million
         0.04% of the next $500 million
         0.03% of average daily net assets over $1 billion

   The Corporation has entered into an Administrative Services and Transfer Agency Agreement with ACSC. The Agreement was formerly with Benham Financial Services, Inc. Under the Agreement, ACSC provides administrative service and transfer agency functions necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts, and average daily closing net assets of all funds advised by BMC.

   The Corporation has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits and extraordinary expenses) to .75% of each Fund's average daily closing net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of each Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any

22    Notes to Financial Statements                 American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

given month, each Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June.

   The payables to affiliates as of December 31, 1996, based on the above agreements were as follows:

                                              Global
                                    Global    Natural
                                     Gold    Resources

Investment Advisor .............. $111,189   $19,026
Administrative Services .........   73,707     8,214
     Transfer Agent .............   52,131     9,148
                                  --------  --------
                                  $237,027   $36,388
                                  ========  ========

   The Corporation has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Funds' shares. This Agreement was formerly with Benham Distributors, Inc.


--------------------------------------------------------------------------------
3. Investment Transactions

   The aggregate cost of common stocks purchased for the year ended December 31, 1996, in Global Gold and Global Natural Resources totaled $239,345,260 and $54,524,964, respectively. Proceeds from common stocks sold in Global Gold and Global Natural Resources totaled $333,435,284 and $24,469,538, respectively.

   On  December  31,  1996,  the  composition  of  unrealized  appreciation  and
(depreciation)  of  investment   securities  based  on  the  aggregate  cost  of
investments for federal income tax purposes was as follows:

                                             Global
                                 Global      Natural
                                  Gold      Resources

Appreciation                  $88,078,582  $7,182,993
(Depreciation)                (70,899,945) (2,164,223)
                              -----------  ----------
Net Appreciation              $17,178,637  $5,018,770
                              ===========  ==========
Federal Tax Cost             $414,953,475 $62,270,592
                              ===========  ==========

--------------------------------------------------------------------------------
4. Expense Offset Arrangements

   The Funds' Statements of Operations reflect custodian earnings credits. This amount is used to offset the custodian fees payable by the Funds to the custodian bank. The credits are earned when the Funds maintain a balance of uninvested cash at the custodian bank. Beginning with the year ended December 31, 1995, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

--------------------------------------------------------------------------------
5. Subsequent Events


   The following name changes became effective January 1, 1997:


                    NEW NAMES                                          FORMER NAMES
Funds' Issuer:      American Century Quantitative Equity Funds (1)     Benham Equity Funds
Funds:              American Century Global Gold Fund(1)               Benham Global Gold Fund
                    American Century Global Natural Resources Fund(1)  Benham Global Natural Resources Index Fund
Parent Company:     American Century Companies, Inc.                   Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.         Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation              Twentieth Century Services, Inc.

(1)  New names are subject to shareholder approval.

Annual Report                                Notes to Financial Statements    23


                              FINANCIAL HIGHLIGHTS
                                   GLOBAL GOLD

                                                For a Share Outstanding Throughout the Years Ended December 31

                                                    1996         1995         1994         1993          1992


 PER-SHARE DATA
Net Asset Value,
Beginning of Year ...............................  $12.37       $11.33       $13.67        $7.55        $8.28
                                                   ------       ------       ------        -----        -----
Income from Investment Operations
  Net Investment Income .........................     .06          .02          .03          .01          .02
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ....................    (.40)        1.03        (2.32)        6.12         (.73)
                                                   ------       ------       ------        -----        -----
  Total from
  Investment Operations .........................    (.34)        1.05        (2.29)        6.13         (.71)
                                                   ------       ------       ------        -----        -----
Distributions
  From Net Investment Income ....................    (.06)        (.01)        (.02)        (.01)        (.02)
  From Net Realized Gains
  on Investment Transactions ....................    (.64)        --           --           --           --
  In Excess of Net Realized Gains ...............    --           --           (.03)        --           --
                                                   ------       ------       ------        -----        -----
  Total Distributions ...........................    (.70)        (.01)        (.05)        (.01)        (.02)
                                                   ------       ------       ------        -----        -----
Net Asset Value, End of Year ....................  $11.33       $12.37       $11.33       $13.67        $7.55
                                                   ======       ======       ======       ======        =====
  Total Return(1) ...............................  (2.76%)        9.25%     (16.75%)       81.22%      (8.65%)


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses
  to Average Net Assets (2) .....................    .62%         .61%          .61%         .72%        .75%
  Ratio of Net Investment Income
  to Average Net Assets .........................    .46%         .17%          .20%         .23%        .23%
  Portfolio Turnover Rate .......................     45%          28%           42%          28%         53%
  Average Commission Paid per
  Investment Security Traded ....................    $.029        $.035        --(3)        --(3)        --(3)
  Net Assets, End
  of Year (in thousands) ........................ $432,587     $537,693     $568,030     $616,347    $163,777

(1)Total  return   assumes   reinvestment   of  dividends   and  capital   gains
   distributions, if any.

(2)The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

(3)Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.



See Notes to Financial Statements


24    Financial Highlights                          American Century Investments


                              FINANCIAL HIGHLIGHTS
                            GLOBAL NATURAL RESOURCES

                           For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                                              1996         1995         1994(1)


 PER-SHARE DATA
Net Asset Value,
Beginning of Period ....................................................     $10.66        $9.61      $10.00
                                                                             ------        -----      ------
Income from Investment Operations
  Net Investment Income ................................................        .17          .16         .07
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...........................................       1.46         1.22        (.42)
                                                                             ------        -----      ------
  Total from
  Investment Operations ................................................       1.63         1.38        (.35)
                                                                             ------        -----      ------
Distributions
  From Net Investment Income ...........................................       (.17)        (.16)       (.04)
  From Net Realized Gains
  on Investment Transactions ...........................................       (.21)        (.17)        --
                                                                             ------        -----      ------
  Total Distributions ..................................................       (.38)        (.33)       (.04)
                                                                             ------        -----      ------
Net Asset Value, End of Period .........................................     $11.91       $10.66       $9.61
                                                                             ======       ======       =====
  Total Return(2) ......................................................     15.45%       14.41%       (3.48%)


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses
  to Average Net Assets(3) .............................................       .76%         .76%          --
  Ratio of Net Investment Income
  to Average Net Assets. ...............................................      1.78%        2.02%      2.74%(4)
  Portfolio Turnover Rate ..............................................        53%          39%          --
  Average Commission Paid per Investment Security Traded ...............      $.030        $.028         --(5)
  Net Assets, End
  of Period (in thousands) .............................................    $66,021      $30,157       $18,972


(1)  September 15, 1994 (Inception) through December 31, 1994

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

(4)  Annualized

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


See Notes to Financial Statements


Annual Report                                         Financial Highlights    25


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American Century Quantitative Equity Funds:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century Global Gold and American Century Global Natural Resources (two of the five funds comprising American Century Quantitative Equity Funds) (the Funds) as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Century Global Gold and American Century Global Natural Resources as of December 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
Kansas City, Missouri
February 7, 1997

26    Independent Auditors' Report                  American Century Investments


                              IMPORTANT NOTICE FOR
                         ALL IRA AND 403(b) SHAREHOLDERS

   As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

   When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

   Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Annual Report                                             Important Notice    27


                             BACKGROUND INFORMATION


Investment Philosophy & Policies

   The American Century group offers seven equity funds, including three "specialty" equity funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries.

   Global Gold seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

   Normally, at least 65% of the fund's assets will be invested in securities of issuers engaged in gold operations, including those of gold mining finance companies, as well as operating companies with long-, medium- or short-term gold mines.

   As part of its global investment strategy, Global Gold will normally invest in securities of issuers located in at least three different countries, one of which may be the United States.

   Global Natural Resources seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

   The fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors of the Dow Jones World Stock Index1 (DJWSI), excluding chemical companies.



Comparative Indices

   The indices listed below are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

   The FT-SE(R) Gold Mines Index2 consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

   The Dow Jones World Stock Index (DJWSI), created by the editors of The Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the Global Natural Resources fund's benchmark index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

   The Morgan Stanley World Stock Index is a widely followed group of stocks from 22 different countries including the U.S. and Canada.



Lipper Rankings

   Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The funds in Lipper's Gold-Oriented Funds category invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion. The funds in Lipper's Natural Resources Funds category invest at least 65% of their assets in natural resources stocks.



 PORTFOLIO MANAGEMENT TEAM

   Senior Portfolio Manager         Bill Martin

   Portfolio Manager                Joe Sterling


1 The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

2 The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse or promote the fund.


28    Background Information                        American Century Investments


                                    GLOSSARY

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 24-25.



Portfolio Statistics

   Number of Companies--the number of different companies held by a fund on a given date.

   Portfolio Turnover--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

   Expense Ratio--the operating expenses of the fund, expressed as a percentage of net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)



Types of Stocks

   Large-Capitalization ("Large-Cap") Stocks--stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

   Medium-Capitalization ("Mid-Cap") Stocks--stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

   Small-Capitalization ("Small-Cap") Stocks--stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


Annual Report                                                     Glossary    29



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American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com



American Century Quantitative Equity Funds


Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.



9702           [recycled logo]
SH-BKT-7798       Recycled




                                  [BOOK THREE]


                                  ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                December 31, 1996

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                    Utilities


                                 [front cover]


                                TABLE OF CONTENTS


Report Highlights ..................................1
Our Message to You .................................2
Period Overview ....................................3
Performance & Portfolio Information ................4
Management Q & A ...................................5
Schedule of Investments ............................8
Statement of Assets and Liabilities ...............10
Statement of Operations ...........................11
Statements of Changes in Net Assets ...............12
Notes to Financial Statements .....................13
Financial Highlights ..............................16
Independent Auditors' Report ......................17
IRA/403(b) Information ............................18
Background Information
     Investment Philosophy & Policies .............20
     Comparative Indices ..........................20
     Lipper Rankings ..............................20
     Portfolio Management Team ....................20
Glossary ..........................................21


   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     Benham Group            American Century Group    Twentieth Century Group

  MONEY MARKET FUNDS           ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS           BALANCED FUNDS             GROWTH FUNDS
DIVERSIFIED BOND FUNDS      CONSERVATIVE EQUITY FUNDS    INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS            SPECIALTY FUNDS

                                    Utilities


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                                REPORT HIGHLIGHTS


Period Overview

o While the broad U.S. stock market posted returns of more than 20% in 1996, utilities stocks produced modest gains.

o Rising interest rates, especially during the first half of the year, were the main cause behind the weaker performance of utilities stocks.

o Deregulation also had a negative impact on utilities stocks. Increased competition led to lower profit margins and slower earnings growth.

o On the positive side, natural gas stocks gained more than 30% as strong consumer demand pushed prices higher.

o Increased merger activity also benefited utilities stocks. Several significant telecommunications mergers occurred in 1996, as well as a series of mergers between natural gas companies and electric utilities. We believe that these mergers will improve the competitive strength of the industry going forward.


Utilities

o The fund underperformed both the New York Stock Exchange (NYSE) Utilities Index and its Lipper peer group average during the year. Both the index and the peer group benefited from non-utility holdings, whereas the fund remained fully invested in companies that provide utility services.

o Because the NYSE Utilities Index recently added several non-utility stocks, we created an internal benchmark index consisting of 182 companies that provide electricity, natural gas, telecommunications and water services to the public. This index is more representative of the fund's investment objective.

o To bring the fund more in line with its new benchmark, we expanded the fund's weighting in telecommunications stocks, especially the major long-distance carriers, while reducing its electric and natural gas holdings.

o Looking ahead, moderate U.S. economic growth should bode well for interest rate stability, but earnings growth among utilities is slowing as they attempt to become more competitive.

o In this environment, we plan to focus on companies that already have a competitive edge. We believe that these companies will be more likely to sustain earnings growth and increase their dividends.


                                    Utilities

                          Total Returns:AS OF 12/31/96
                                 6 Months 3.86%*
                                  1 Year 4.82%

                           Net Assets:$145.1 million
                                (AS OF 12/31/96)

                             Inception Date: 3/1/93

                              Ticker Symbol: BULIX

                               * Not annualized.


     Many of the investment terms in this report are defined in the Glossary on page 21.


Annual Report                                            Report Highlights     1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

   1996 was an eventful year, both for utilities stocks and for our company. Although the U.S. stock market in general gained more than 20% during the year, utilities stocks suffered from rising interest rates and the effects of deregulation. In the following pages, our investment management team provides further details about the utilities market and how your fund was managed during the year.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you under the name American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Utilities fund has moved into the American Century Group because the fund's role as a specialty "diversifier" investment matches key attributes of that group.

   This report incorporates a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer
American Century Companies

/s/James M. Benham
James M. Benham
Vice Chairman
American Century Companies


2     Our Message to You                            American Century Investments


                                 PERIOD OVERVIEW

   While the broad U.S. stock market posted strong returns in 1996, utilities stocks produced modest gains. As the accompanying graph shows, the New York Stock Exchange Utilities Index returned 7.20% for the year, well behind the 22.93% return of the S&P 500.

   Rising interest rates were the main reason for the lagging performance of utilities stocks, especially during the first half of the year. Because of their historically consistent and high dividend yields, utilities stocks have shared many characteristics with bonds, including a sensitivity to interest rate changes. When rates surged in response to strong economic growth early in the year, the prices of both bonds and utilities stocks declined. Utilities stocks were virtually flat throughout the summer until a bond market rally in October and November sparked a rebound in utilities stock prices. The NYSE Utilities Index produced a 7.52% return during the last three months of the year.

   Utilities stocks were also hampered by the effects of deregulation and increased competition. The Federal Telecommunications Act, passed by Congress and signed into law in February 1996, created more opportunities for telecommunications companies to expand their businesses, but it also exposed their existing operations to greater competition. As deregulation gradually takes hold among electric utilities, companies are rebuilding infrastructure to meet new competitive demands. The end result of this additional competition is reduced profit margins--historically, the earnings growth rate of utilities stocks has been steady and strong, but recently it has slowed to levels below that of the broader stock market.

   The top performers among utilities stocks were natural gas companies, which returned 33% as a group in 1996. Strong consumer demand resulting from unusually cold weather and the increasing reputation of natural gas as a "clean fuel" led to rising gas prices. Telecommunications companies maintained strong earnings growth, largely because of the higher profit margins of service enhancements, such as call waiting and caller ID, as well as second phone lines for Internet access.

   The utilities industry experienced a great deal of merger activity in 1996. Although there were several mergers among the "Baby Bells" (Bell Atlantic/ NYNEX in the Northeast; SBC/Pacific Bell in the Southwest), one of the most significant mergers occurred between WorldCom and MFS Communications. This new telecommunications giant will be able to offer a combination of local, long-distance, and Internet access well before the Baby Bells and the major long-distance carriers.

   Another trend was the proliferation of mergers between natural gas companies and electric utilities. The combined companies will now be able to meet all of their customers' power needs. In addition, the natural gas industry has already been through deregulation (in 1992), so the merged electric utilities should benefit from the experience of their new partners.

[line graph - data below]

S&P 500 vs. NYSE UTILITIES (Growth of $1.00)

         S&P 500  NYSE Utilites
12/31/95 $1       $1
1/31/96  $1.03401 $1.01107
2/29/96  $1.04362 $0.99035
3/29/96  $1.05366 $0.98133
4/30/96  $1.0692  $0.99595
5/31/96  $1.09678 $1.00144
6/28/96  $1.10096 $1.02796
7/31/96  $1.05231 $0.97586
8/30/96  $1.07451 $0.97793
9/30/96  $1.13499 $0.99704
10/31/96 $1.1663  $1.03292
11/29/96 $1.25445 $1.07597
12/31/96 $1.2296  $1.072

S&P 500             22.93%
NYSE Utilities Index 7.20%

Source: Bloomberg Financial Markets


Annual Report                                              Period Overview     3


                       PERFORMANCE & PORTFOLIO INFORMATION


                                                         6 MONTHS(1)      1 YEAR       3 YEARS    LIFE OF FUND(2)

 AVERAGE ANNUAL RETURNS (as of December 31, 1996)
Utilities                                                   3.86%          4.82%        8.57%          8.43%
NYSE Utilities Index                                        4.29%          7.20%        9.15%          8.78%
Average Utility Fund(3)                                     6.07%          9.88%        8.23%          8.34%(4)
Fund's Ranking Among Utility Funds(3)                        --        75 out of 90  22 out of 58   19 out of 37

(1)  Not annualized.
(2)  Inception date was March 1, 1993.
(3)  According to Lipper Analytical Services.
(4)  Data shown is for the period from 3/4/93 (the date nearest the fund's inception for which data are available) to 12/31/96.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.


[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 12/31/96

S&P 500
$18,575

NYSE Utilities
$13,805

Utilities
$13,641


              Utilities  S&P 500  NYSE Utilities

2/28/93        $10,000   $10,000  $10,000
3/31/93        $10,223   $10,287  $10,258
4/30/93        $10,126   $10,026  $10,060
5/31/93        $10,161   $10,253  $10,069
6/30/93        $10,590   $10,335  $10,455
7/31/93        $10,787   $10,281  $10,645
8/31/93        $11,249   $10,634  $11,112
9/30/93        $11,264   $10,601  $11,078
10/31/93       $11,187   $10,807  $11,073
11/30/93       $10,596   $10,667  $10,493
12/31/93       $10,659   $10,847  $10,614
1/31/94        $10,706   $11,199  $10,680
2/28/94        $10,167   $10,863  $10,107
3/31/94         $9,732   $10,440   $9,699
4/30/94         $9,979   $10,560   $9,984
5/31/94         $9,804   $10,691   $9,710
6/30/94         $9,639   $10,484   $9,562
7/31/94         $9,995   $10,814   $9,946
8/31/94        $10,064   $11,221  $10,038
9/30/94         $9,801   $10,997   $9,812
10/31/94        $9,838   $11,227   $9,818
11/30/94        $9,681   $10,783   $9,640
12/31/94        $9,590   $10,996   $9,618
1/31/95        $10,151   $11,263  $10,133
2/28/95        $10,211   $11,669  $10,117
3/31/95        $10,161   $12,064  $10,071
4/30/95        $10,420   $12,401  $10,378
5/31/95        $10,790   $12,852  $10,696
6/30/95        $10,862   $13,212  $10,795
7/31/95        $11,068   $13,632  $11,037
8/31/95        $11,274   $13,628  $11,272
9/30/95        $11,897   $14,258  $11,822
10/31/95       $12,127   $14,187  $12,004
11/30/95       $12,358   $14,770  $12,223
12/31/95       $13,013   $15,114  $12,877
1/31/96        $13,212   $15,607  $13,135
2/29/96        $12,909   $15,716  $12,753
3/31/96        $12,698   $15,925  $12,637
4/30/96        $12,739   $16,139  $12,825
5/31/96        $12,688   $16,508  $12,896
6/30/96        $13,133   $16,637  $13,237
7/31/96        $12,422   $15,877  $12,566
8/31/96        $12,393   $16,175  $12,594
9/30/96        $12,505   $17,148  $12,839
10/31/96       $12,956   $17,597  $13,303
11/30/96       $13,408   $18,887  $13,856
12/31/96       $13,641   $18,575  $13,805



Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indexes do not.


PORTFOLIO AT A GLANCE
                           12/31/96   12/31/95
Number of Companies           91         90
Dividend Yield               4.10%      4.56%
Price/Earnings Ratio         15.95      15.50
Portfolio Turnover            93%        68%
Expense Ratio                0.71%      0.75%


4 Performance & Portfolio Information               American Century Investments


                                 MANAGEMENT Q&A

   An interview with Steve Colton, vice president and senior portfolio manager of American Century Utilities.




How did the fund perform in 1996?


   The fund posted a total return of 4.82%, compared with the 7.20% return of the New York Stock Exchange Utilities Index and the 9.88% average return of the 90 "Utility Funds" tracked by Lipper Analytical Services. (See the average annual returns table on the previous page for other fund performance comparisons.)




After being near the top of its peer group in 1995, the fund underperformed the average utilities fund in 1996. Why?


   The fund is managed to provide a pure play on utilities stocks, and this gives it a more narrow focus than most of the funds in its peer group. With the exception of a small cash position (typically 2% or less of the fund's portfolio), the fund is composed entirely of the stocks of companies that provide utility services. According to Morningstar, the average utilities fund has more than 15% in financial, energy, technology and emerging-markets stocks.

   The fund's narrow focus, emphasizing telecommunications companies and electric utilities, made it one of the top-performing utility funds in 1995, but it proved to be a drag on fund performance in 1996. In contrast, the strong 1996 performance of financial, energy and technology stocks, as well as the surge in emerging-markets utilities, enhanced the peer group's returns.




The fund's performance also fell short of the NYSE Utilities Index. Why?


   The fund's  performance  diverged  from the  index's in  mid-1996,  when some
changes  were  made  to  the  index's  composition.   Several  stocks  that  are
tangentially related to the utility services industry were

[bar graph data]

UTILITIES FISCAL YEAR-BY-YEAR RETURNS (Periods ended December 31)

         Utilities          NYSE Utilities Index
'93*        6.6%                    6.14%
'94      -10.03%                   -9.39%
'95       35.70%                   33.89%
'96        4.82%                    7.20%


This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 20 for a description of the index.

* Return from the fund's 3/1/93 inception date to 12/31/93.


Annual Report                                               Management Q&A     5


                                 MANAGEMENT Q&A


added to the index, including technology, equipment and manufacturing stocks. The index's superior return stemmed directly from these non-utility holdings.

   Although the NYSE Utilities Index remains the most widely quoted measurement of utilities stock performance, its recent inclusion of companies that do not provide utility services to the public has made it a less suitable benchmark for the fund. As a result, we created our own benchmark index for the fund in October.




Can you provide more details about this benchmark index?


   Sure. Starting from a universe of 1,500 stocks, we identified companies that earn at least half of their revenues from providing utility services. The resulting 182 stocks make up our internal benchmark, which consists of 50% telecommunications stocks, 33% electric utilities, 10% natural gas companies and 7% other utilities stocks, such as water and communication services companies. The benchmark is weighted by market capitalization and updated monthly.




How did the fund perform compared to its new benchmark?


   We've only been using our benchmark for a few months, so we don't have return information for the whole year. However, in the fourth quarter of 1996, the fund's return of 8.79% closely tracked the 8.95% return of its new benchmark. By comparison, the NYSE Utilities Index returned 7.52%.




Has the shift to a new benchmark led to any changes in the fund's composition?


   Yes. We brought the fund's portfolio more in line with its new benchmark by expanding the fund's communications stocks and reducing its holdings of electric and natural gas stocks (see the bar chart on the next page). One result of this change was an increase in the fund's holdings of the major long-distance phone carriers--AT&T, MCI and Sprint. While this reflects the benchmark's weightings, we also believe these companies are attractively valued. We think that MCI will benefit from its recent merger with British Telecommunications, while AT&T has spun off several of its side businesses to concentrate on its core business of telecommunications services.




The fund is permitted to hold a small portion of its portfolio in bonds, but you avoided bonds in 1996. Why?

   Bond yields weren't attractive enough, in our opinion, to justify reducing the fund's exposure to utilities stocks. We devote a small portion of the fund's portfolio to bonds only when they offer extra value relative to stocks, typically through significantly higher yields. Even though bond yields rose in 1996, bonds didn't offer enough extra yield to make the investment worthwhile. This turned out to be a favorable decision--the 10-year Treasury bond returned just 0.38% in 1996.


TOP TEN HOLDINGS         % of fund investments
                           As of       As of
                          12/31/96     6/30/96
Ameritech Corp.             4.9%        4.4%
AT&T Corp.                  4.9%        1.0%
SBC Communications Inc.     4.8%        4.9%
BellSouth Corp.             4.8%        5.0%
Bell Atlantic Corp.         4.8%        4.8%
GTE Corp.                   4.2%        4.4%
Sprint Corp.                3.0%        2.8%
NYNEX Corp.                 3.0%        3.3%
MCI Communications Corp.    2.4%         --
Southern Co.                2.4%        1.9%


6     Management Q&A                                American Century Investments


                                 MANAGEMENT Q&A





Looking forward, what's your outlook for utilities stocks in 1997?


   The performance of utilities stocks is still largely dependent on long-term interest rates. We believe that current moderate U.S. economic conditions, combined with low levels of inflation, should bode well for interest rate stability in 1997.

   The lagging performance of utilities stocks over the past year may also be a positive factor because they now offer better value compared to the broader stock market. One way to measure relative value is to look at price/earnings (P/E) ratios, which show how much investors are paying for a unit of earnings. As of December 31, 1996, the P/E ratio of the S&P 500--a broad index of U.S. stocks--was 20.7, compared to the fund's P/E ratio of 16.0. This suggests that, per unit of earnings, utilities stocks are cheaper than the stocks that make up the S&P 500.

   Unfortunately, earnings growth in the utilities sector is slowing, especially among electric utilities as a result of advancing deregulation. Although merger activity has provided access to new customers and enhanced the competitiveness of some utility companies, many others are plowing profits back into the business to build infrastructure and prepare for a more competitive marketplace, and this is restricting their ability to increase their dividend payout rate. Increased competition may also lead to price wars, which would likely reduce profit margins.




Within this environment, what are your plans for the fund over the next six months?


   We'll be focusing on companies that already have a competitive edge. We believe that these companies will be in a better position to sustain earnings growth and increase dividends, and they should have an advantage over companies that are still developing the capability to meet competitive demands. In particular, we like diversified utility companies, which should have a competitive advantage because they have several different sources of cash flow.

   A good example of this is Utilicorp United, one of the fund's larger holdings. Over the past 12 years, this diversified utility company acquired 10 other utilities, and it now offers both natural gas and electricity to a national customer base. Utilicorp generates revenue from two different utility services, and it has already experienced deregulation through partnerships with foreign utilities. These are the kinds of competitive advantages that we're looking for.




Has the gradual deregulation of electric utilities affected your investment strategy for these companies?


   Not really. We still look for the same qualities--good relative value, solid earnings growth and free cash flows. These characteristics are consistent with our strategy to seek out companies with a competitive edge. Even in a rapidly changing industry, there will always be some companies that have a leg up on the competition, and those are the companies we intend to invest in.

[bar graph data]

FUND INDUSTRY BREAKDOWN

                         12/31/96 6/30/96
Communications Services    50%      44%
Electric                   36%      40%
Natural Gas                10%      12%
Other                       4%       4%


Annual Report                                               Management Q&A     7


                             SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996


Shares                                       Value
--------------------------------------------------------------------------------


COMMON STOCKS

COMMUNICATIONS EQUIPMENT--1.7%
     75,000 US West Mediavision Group    $  2,418,750
                                         ------------
COMMUNICATIONS SERVICES--49.9%
    168,100 AT&T Corp.                      7,018,175
     70,900 Airtouch Communications, Inc.(1)1,790,225
     47,600 Aliant Communications, Inc.       803,250
     33,000 ALLTEL Corp.                    1,035,375
    116,600 Ameritech Corp.                 7,068,875
    105,300 Bell Atlantic Corp.             6,818,175
    170,500 BellSouth Corp.                 6,883,937
     17,100 Cable & Wireless plc ADR          421,088
     65,100 Century Telephone
               Enterprises, Inc.            2,009,962
     13,000 Cincinnati Bell Inc.              801,125
     87,100 Frontier Corp.                  1,970,637
    133,000 GTE Corp.                       6,051,500
      6,000 Hong Kong Telecommunications
               Ltd. ADR                        97,500
     10,000 LCI International, Inc.(1)        215,000
    107,200 MCI Communications Corp.        3,504,100
     32,000 MFS Communications Co., Inc.(1) 1,740,000
     27,600 Nextel Communications, Inc.(1)    360,525
     89,100 NYNEX Corp.                     4,287,937
     40,500 Pacific Telesis Group           1,488,375
    133,700 SBC Communications Inc.         6,918,975
    108,000 Sprint Corp.                    4,306,500
     23,600 Tele Danmark A/S ADR              643,100
     77,800 Telefonos de Mexico, S.A. ADR   2,567,400
     83,700 U.S. Long Distance Corp.(1)       680,062
     74,100 Worldcom, Inc.(1)               1,931,231
                                         ------------
                                           71,413,029
                                         ------------
ENERGY (PRODUCTION & MARKETING)--1.2%
     40,400 Enron Corp.                     1,742,250
                                         ------------


Shares                                       Value
--------------------------------------------------------------------------------

NATURAL GAS--9.8%
      2,200 Columbia Gas System, Inc. (The)$  139,975
     20,200 Connecticut Energy Corp.          429,250
     27,600 Connecticut Natural Gas Corp.     703,800
     27,400 Consolidated Natural Gas Co.    1,513,850
     22,000 Eastern Enterprises               778,250
     23,300 Energen Corp.                     704,825
     18,900 Indiana Energy Inc.               460,688
     11,700 National Fuel Gas Co.             482,625
     32,900 New Jersey Resources Corp.        962,325
     55,400 Pacific Enterprises             1,682,775
     29,300 PanEnergy Corp.                 1,318,500
     12,500 People's Energy Corp.             423,437
     11,200 Providence Energy Corp.           196,000
      4,500 Sonat Inc.                        231,750
     80,700 TransCanada Pipelines Ltd.      1,412,250
      7,100 UGI Corp.                         158,863
     51,100 Westcoast Energy Inc.             855,925
     20,800 Wicor, Inc.                       746,200
     20,100 Williams Companies, Inc. (The)    753,750
                                         ------------
                                           13,955,038
                                         ------------
UTILITIES (ELECTRIC)--36.1%
      9,400 American Electric Power Co., Inc. 386,575
     20,900 Baltimore Gas & Electric Co.      559,075
     19,300 Black Hills Corp.                 542,813
      6,900 Boston Edison Co.                 185,437
     36,900 CMS Energy Corp.                1,240,763
     38,500 Carolina Power & Light          1,405,250
     33,600 Central & South West Corp.        861,000
      6,500 Central Hudson Gas & Electric
               Corp.                          203,937
     50,499 Citizens Utilities Co.            549,177
     52,300 Commonwealth Energy System      1,229,050
     93,200 Consolidated Edison Co. of
               New York, Inc.               2,726,100
     26,300 Detroit Edison Company            851,463


See Notes to Financial Statements


8     Schedule of Investments                       American Century Investments


                             SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996


Shares                                       Value
--------------------------------------------------------------------------------

     37,500 Duke Power Co.            $     1,734,375
     20,600 DQE, Inc.                         597,400
    149,100 Enova Corporation               3,392,025
     67,900 Entergy Corp.                   1,884,225
     62,800 FPL Group, Inc.                 2,888,800
     38,900 Florida Progress Corp.          1,254,525
     39,300 General Public Utilities Corp.  1,321,462
      5,800 Green Mountain Power Corp.        138,475
     13,700 Hawaiian Electric Industries,
               Inc.                           494,913
     56,400 Houston Industries Inc.         1,276,050
      8,100 Illinova Corp.                    222,750
     35,300 Korea Electric Power Corp. ADR    723,650
     10,800 LG&E Energy Corp.                 264,600
     12,600 MDU Resources Group, Inc.         289,800
    103,900 MidAmerican Energy Co.          1,649,413
     23,300 Minnesota Power & Light Co.       640,750
     47,900 Montana Power Co.               1,023,862
      8,000 New England Electric              279,000
     62,300 NIPSCO Industries, Inc.         2,468,637
     18,300 Orange & Rockland Utilities, Inc. 656,513
     17,900 Pacific Gas & Electric Co.        375,900
     93,100 Pennsylvania Power & Light Co.  2,141,300
     85,100 Public Service Enterprise Group
               Inc.                         2,318,975
     21,600 Rochester Gas & Electric Corp.    413,100
        400 Scana Corp.                        10,700
    153,300 Southern Co.                    3,468,413
     13,200 St. Joseph Light & Power Co.      202,950
     42,800 TECO Energy, Inc.               1,032,550
     73,900 Texas Utilities Co.             3,011,425
     41,300 Unicom Corp.                    1,120,263
     48,800 United Illuminating Co.         1,531,100
     53,500 Utilicorp United Inc.           1,444,500
     36,000 Washington Water Power Co.        670,500
                                         ------------
                                           51,683,541
                                         ------------
TOTAL COMMON STOCKS--98.7%                141,212,608
   (Cost $123,801,683)                   ------------


Principal Amount                             Value
--------------------------------------------------------------------------------


TEMPORARY CASH INVESTMENTS--1.3%
  Repurchase Agreement, Morgan Stanley & Co. Inc.,
     (U.S. Treasury obligations), in a joint trading
     account at 6.25%, dated 12-31-96,
     due 1-2-97 (Delivery value
     $1,900,660)                         $ 1,900,000
   (Cost $1,900,000)                    ------------

TOTAL INVESTMENT SECURITIES--100.0%     $143,112,608
   (Cost $125,701,683)                  ============


Notes to Schedule of Investments
ADR = American Depositary Receipt
(1)  Non-income producing


See Notes to Financial Statements


Annual Report                                        Schedule of Investments   9

                       STATEMENT OF ASSETS AND LIABILITIES


ASSETS
Investment securities, at value (identified cost of $125,701,683) (Note 3) .................       $143,112,608
Cash .......................................................................................              3,843
Receivable for investments sold ............................................................          2,054,394
Dividends and interest receivable ..........................................................            520,535
Prepaid expenses and other assets ..........................................................             13,527
                                                                                                    -----------
                                                                                                    145,704,907
                                                                                                    -----------
LIABILITIES
Disbursements in excess of demand deposit cash .............................................            357,817
Payable for investments purchased ..........................................................             31,291
Payable for capital shares redeemed ........................................................             64,343
Dividends payable ..........................................................................             26,895
Payable to affiliates (Note 2) .............................................................             87,049
Accrued expenses and other liabilities .....................................................              3,849
                                                                                                    -----------
                                                                                                        571,244
                                                                                                    -----------
Net Assets Applicable to Outstanding Shares ................................................       $145,133,663
                                                                                                    ===========

CAPITAL SHARES, $10.00 par value
Authorized .................................................................................      2,000,000,000
                                                                                                  =============
Outstanding ................................................................................         12,613,458
                                                                                                    ===========
Net Asset Value Per Share ..................................................................             $11.51
                                                                                                    ===========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ....................................................       $128,575,054
Undistributed net investment income ........................................................             39,218
Accumulated undistributed net realized (loss) from investment transactions .................           (891,534)
Net unrealized appreciation on investments (Note 3) ........................................         17,410,925
                                                                                                    -----------
                                                                                                   $145,133,663
                                                                                                    ===========

See Notes to Financial Statements


10    Statement of Assets and Liabilities           American Century Investments


                             STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996


 INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $64,942) ....................................           $7,634,378
Interest ................................................................................              169,164
                                                                                                    ----------
                                                                                                     7,803,542
                                                                                                    ----------
Expenses (Note 2):
Investment advisory fees ................................................................              504,534
Transfer agency fees ....................................................................              370,118
Administrative fees .....................................................................              160,940
Custodian fees ..........................................................................               76,254
Printing and postage ....................................................................               25,717
Registration and filing fees ............................................................               16,032
Auditing and legal fees .................................................................               14,303
Directors' fees and expenses ............................................................               10,911
Other operating expenses ................................................................               24,668
                                                                                                    ----------
  Total expenses ........................................................................            1,203,477
Amount recouped .........................................................................               21,478
Custodian earnings credits (Note 4) .....................................................               (5,726)
                                                                                                    ----------
  Net expenses ..........................................................................            1,219,229
                                                                                                    ----------
Net investment income ...................................................................            6,584,313
                                                                                                    ----------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain .......................................................................           10,723,315
Change in net unrealized appreciation ...................................................          (12,484,403)
                                                                                                    ----------
Net realized and unrealized
(loss) on investments ...................................................................           (1,761,088)
                                                                                                    ----------
Net Increase in Net Assets
Resulting from Operations ...............................................................           $4,823,225
                                                                                                    ==========

See Notes to Financial Statements

Annual Report                                      Statement of Operations    11



                       STATEMENTS OF CHANGES IN NET ASSETS


YEARS ENDED DECEMBER 31, 1996
AND DECEMBER 31, 1995

Increase (Decrease) in Net Assets                                                        1996           1995
OPERATIONS
Net investment income .........................................................   $    6,584,313 $    7,656,872
Net realized gain (loss) on investment transactions ...........................       10,723,315     (1,057,980)
Change in net unrealized appreciation (depreciation) on investments ...........      (12,484,403)    48,067,735
                                                                                      ----------     ----------
Net increase in net assets resulting from operations ..........................        4,823,225     54,666,627
                                                                                      ----------     ----------

 DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ....................................................       (6,770,031)    (7,543,125)
                                                                                      ----------     ----------

 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................................................       89,292,404    129,707,694
Proceeds from reinvestment of distributions ...................................        5,798,940      6,339,489
Payments for shares redeemed ..................................................     (166,805,336)  (116,945,889)
                                                                                      ----------     ----------
Net increase (decrease) in net assets from capital share transactions .........      (71,713,992)    19,101,294
                                                                                      ----------     ----------
Net increase (decrease) in net assets .........................................      (73,660,798)    66,224,796


 NET ASSETS
Beginning of year .............................................................      218,794,461    152,569,665
                                                                                      ----------     ----------
End of year ...................................................................     $145,133,663   $218,794,461
                                                                                     ===========    ===========

Undistributed net investment income ...........................................          $39,218       $224,936
                                                                                     ===========    ===========

 TRANSACTIONS IN SHARES OF THE FUND
Sold ..........................................................................       7,945,349      13,052,071
Issued in reinvestment of distributions .......................................          521,583        634,034
Redeemed ......................................................................      (14,983,850)   (11,911,081)
                                                                                      ----------     ----------
Net increase (decrease) .......................................................       (6,516,918)     1,775,024
                                                                                     ===========    ===========


See Notes to Financial Statements


12    Statements of Changes in Net Assets           American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996



1. Organization and Summary of Significant Accounting Policies

   Organization--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Utilities Fund (the Fund) is one of the five funds issued by the Corporation. The Fund is non-diversified under the 1940 Act. The Fund seeks current income and long-term growth of capital and income. The Fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest is recorded on the accrual basis and includes amortization of discounts and premiums.

   Repurchase Agreements--The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Fund under each repurchase agreement.

   Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with BMC and American Century Investment Management, Inc., may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

   Income Tax Status--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

   Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income for the Fund are declared daily and distributed monthly. Distributions from net realized gains in excess of capital loss carryovers are declared and paid annually. At December 31, 1996, the Fund had an accumulated net realized capital loss carryover of $194,348 (expiring 2003), which may be used to offset future taxable capital gains.

   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

   Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment advisor, BMC, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation (ACSC).

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

   Organization Costs--Costs incurred by the Fund in connection with the organization, initial registration, and public offering of shares are being amortized on a straight basis over a five-year period ending February, 1998.


Annual Report                                Notes to Financial Statements    13



                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

--------------------------------------------------------------------------------
2. Transactions with Related Parties

   The Corporation has entered into an Investment Advisory Agreement with BMC that provides the Fund with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of the Corporation's officers and directors who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Corporation's average daily closing net assets to the following annualized investment advisory fee schedule.

         0.50% of the first $100 million
         0.45% of the next $100 million
         0.40% of the next $100 million
         0.35% of the next $100 million
         0.30% of the next $100 million
         0.25% of the next $1 billion
         0.24% of the next $1 billion
         0.23% of the next $1 billion
         0.22% of the next $1 billion
         0.21% of the next $1 billion
         0.20% of the next $1 billion
         0.19% of average daily net assets over $6.5 billion

   The Corporation has entered into an Administrative Services and Transfer Agency Agreement with ACSC. The Agreement was formerly with Benham Financial Services, Inc. Under the Agreement, ACSC provides administrative service and transfer agency functions necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets of all funds advised by BMC.

   The Corporation has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits and extraordinary expenses) to .75% of the Fund's average daily closing net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June.

   The payable to affiliates as of December 31, 1996, based on the above agreements, was as follows:


Investment Advisor ........................  $35,827
Transfer Agent ............................   25,806
     Administrative Services ..............   25,416
                                            --------
                                             $87,049
                                            ========


   The Corporation has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Fund's shares. This Agreement was formerly with Benham Distributors, Inc.

--------------------------------------------------------------------------------
3. Investment Transactions

   The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended December 31, 1996, totaled $149,711,565 for common stocks and $4,970,447 for U.S. Treasury and Agency obligations. Proceeds from investment securities sold (excluding short-term investments) totaled $210,316,912 for common stocks and $13,049,141 for U.S. Treasury and Agency obligations. On December 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $126,398,795 for federal income tax purposes, was $16,713,813 consisting of unrealized appreciation of $19,562,127 and unrealized depreciation of $2,848,314.



14    Notes to Financial Statements                 American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

--------------------------------------------------------------------------------
4. Expense Offset Arrangements

   The Fund's Statement of Operations reflects custodian earnings credits. This amount is used to offset the custodian fees payable by the Fund to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ended December 31, 1995, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.


--------------------------------------------------------------------------------
5. Subsequent Events


   The following name changes became effective January 1, 1997:


                    NEW NAMES                                          FORMER NAMES
Fund's Issuer:      American Century Quantitative Equity Funds(1)      Benham Equity Funds
Fund:               American Century Utilities Fund(1)                 Benham Utilities Income Fund
Parent Company:     American Century Companies, Inc.                   Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.         Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation              Twentieth Century Services, Inc.

(1)  New names are subject to shareholder approval.

Annual Report                                Notes to Financial Statements    15



                              FINANCIAL HIGHLIGHTS

                             For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                                 1996         1995         1994         1993(1)


 PER-SHARE DATA
Net Asset Value,
Beginning of Period .........................................   $11.44        $8.79       $10.24       $10.00
                                                              --------     --------     --------     --------
Income from Investment Operations
  Net Investment Income .....................................      .45          .42          .44          .36
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .........................      .08         2.65        (1.45)         .30
                                                              --------     --------     --------     --------
  Total From
  Investment Operations .....................................      .53         3.07        (1.01)         .66
                                                              --------     --------     --------     --------
Distributions
  From Net Investment Income ................................     (.46)        (.42)        (.44)        (.36)
  From Net Realized Gains on Investment Transactions ........       --           --           --         (.06)
                                                              --------     --------     --------     --------
  Total Distributions .......................................     (.46)        (.42)        (.44)        (.42)
                                                              --------     --------     --------     --------
Net Asset Value, End of Period ..............................   $11.51       $11.44        $8.79       $10.24
                                                              ========     ========     ========     ========
  Total Return(2) ...........................................     4.82%       35.70%     (10.03%)        6.60%


 RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses to
  Average Net Assets(3) .....................................      .71%         .75%         .75%      .50%(4)
  Ratio of Net Investment Income
  to Average Net Assets .....................................     3.88%        4.31%        4.67%     4.23%(4)
  Portfolio Turnover Rate ...................................       93%          68%          61%          39%
  Average Commission Paid per Investment Security Traded ....     $.038        $.030        --(5)        --(5)
  Net Assets, End
  of Period (in thousands) ..................................  $145,134     $218,794     $152,570     $194,314


(1)  March 1, 1993 (Inception) through December 31, 1993.
(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.
(3)  The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.
(4)  Annualized.
(5)  Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31,
     1995.


See Notes to Financial Statements


16    Financial Highlights                          American Century Investments



                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American Century Quantitative Equity Funds:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investment securities, of American Century Utilities Fund (one of the five funds comprising American Century Quantitative Equity Funds) (the Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Century Utilities Fund as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
Kansas City, Missouri
February 7, 1997


Annual Report                                 Independent Auditors' Report    17



                              IMPORTANT NOTICE FOR
                         ALL IRA AND 403(b) SHAREHOLDERS

   As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

   When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

   Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18    Important Notice                              American Century Investments


                                      NOTES


Annual Report                                                        Notes    19


                             BACKGROUND INFORMATION


Investment Philosophy & Policies

   The American Century group offers seven equity funds, including three "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries.

   Utilities seeks current income and capital growth over time by investing primarily in the stocks of companies engaged in the utilities industry. These include companies that derive more than half of their revenues from the ownership or operation of facilities that produce electricity, natural gas, telecommunications services, cable television, water or sanitary services.

   To enhance fund income and increase diversification, the fund may invest up to 25% of its assets in fixed-income securities. These may include U.S. government or agency bonds, utility bonds, or bonds issued by non-utility corporations.



Comparative Indices

   The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

   The S&P 500 is an index created by Standard & Poor's Corporation that is considered to be a broad measure of U.S. stock market performance. It is composed primarily of large-capitalization stocks.

   The New York Stock Exchange (NYSE) Utilities Index is composed of 265 utilities stocks traded on the NYSE.



Lipper Rankings

   Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The Utility Funds category includes funds that invest at least 65% of their portfolios in utility stocks.



PORTFOLIO MANAGEMENT TEAM

   Vice President and
   Senior Portfolio Manager         Steve Colton

   Portfolio Manager                Dong Zhang

   Senior Research Analyst          Matti von Turk


* Investing in these funds involves special risks resulting from their concentrated investment objectives. An investment in any one of these funds does not constitute a balanced investment plan.


20    Background Information                        American Century Investments


                                    GLOSSARY


Returns

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.



Portfolio Statistics

   Number of Companies--the number of different companies held by a fund on a given date.

   Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

   Price/Earnings (P/E) Ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

   Portfolio Turnover--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

   Expense Ratio--the operating expenses of the fund, expressed as a percentage of net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)

Types of Stocks

   Large-Capitalization ("Large-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

   Medium-Capitalization ("Mid-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

   Small-Capitalization ("Small-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


Annual Report                                                     Glossary    21



[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Quantitative Equity Funds

Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.



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